UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22652

First Trust Variable Insurance Trust
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b)

First Trust Variable Insurance Trust
Annual Report
For the Year Ended
December 31, 2022

First Trust Variable Insurance Trust
Annual Report
December 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”), Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Variable Insurance Trust (the “Trust”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any series (individually called a “Fund” and collectively the “Funds”) of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Variable Insurance Trust
Annual Letter from the Chairman and CEO
December 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2022.
The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500® Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.
A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the “Fed”) described this as a “soft landing,” stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the Federal Funds rate has been since 2008.
The economic impact of the Fed’s tighter monetary policy quickly became evident. Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product (“GDP”) growth rate since March 2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing 12-month rate on the Consumer Price Index (“CPI”), appears to be responding to the Fed’s tightening. After peaking at 9.1% in June 2022, the CPI rate fell to 6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly 125,000 employees have lost their jobs since June 2022 as more than 120 U.S. companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.
Since 1928, the S&P 500® Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Portfolio Commentary and Performance Summary
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust
Scott Skowronski, Senior Vice President, First Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio
For the year ended December 31, 2022, the Fund’s Class I Shares returned -12.20% versus -19.21% for the Russell  3000® Index, and -17.24% for the Blended Benchmark (50% Russell 3000® Index and 50% Bloomberg U.S. Corporate Investment-Grade Index), and -15.76% for the Bloomberg U.S. Corporate Investment-Grade Index. As of December 31, 2022, the total investments for the Fund were allocated as follows: Equities, 51.8% and Fixed Income, 48.2%.
Equities Commentary
For the twelve-month period ended December 31, 2022, U.S. equities had their worst yearly performance since 2008 as the Russell 3000® Index returned -19.21%, after gaining 99% over the previous three years (2019-2021.) Equities trended down most of the year with the Russell 3000® Index declining 24.63% through its closing low on October 14, 2022 though it rallied during the fourth quarter of 2022 posting the only positive quarter of the year. Throughout the year, equities confronted headwinds such as high inflation, rising interest rates, global coronavirus (“COVID-19”) policies, and war in Ukraine. The Federal Reserve’s (the “Fed”) Federal Open Market Committee raised its upper bound of the Federal Funds target rate seven times in 2022, taking it from 25 basis points (“bps”) at the start of the year to 4.5% by year-end, in its efforts to combat high inflation, with expectations to exceed 5.0% in the coming year. Weekly U.S. initial jobless claims averaged about 215 thousand throughout 2022 while unemployment fell from 3.9% to 3.5% over the course of the year. Consumer sentiment also declined throughout the year as the University of Michigan Consumer Sentiment Index hit an all-time low in June 2022, though trended up and recovered some of the decline in the second half of the year. The Technology industry (Russell 3000 Technology Index -34.66%) took the largest lumps as rising interest rates took their toll on growth companies, while the Consumer Discretionary industry (Russell 3000 Consumer Discretionary Index -34.56%) and Real Estate industry (Russell 3000 Real Estate Index -25.74%) followed close behind. The Energy industry (Russell 3000 Energy Index +59.75%) showed the strongest performance in 2022, with other value leaning industries, Consumer Staples (Russell 3000 Consumer Staples Index +2.89%) and Utilities (Russell 3000 Utilities Index -2.38%), posting the next best performances. Value stocks (Russell 3000 Value Index -7.98%) outperformed growth stocks (Russell 3000 Growth Index -28.97%) by more than 20%.
A portfolio factor attribution reveals that the largest factor exposures were small size, value, and dividend yield. Dividend yield and value were the best performing factors in 2022 and drove overall outperformance in the equity portion of the Fund versus the Russell 3000® Index. However, small size was the worst performing factor, mitigating some of that outperformance. We expect these three factors to remain the largest factor loadings heading into 2023.
The equity portion of the Fund has a quarterly rebalance in early January, April, July, and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in the Financials, Industrials, and Basic Materials industries, while the Technology, Health Care, and Energy industries were underweight.
The Technology, Industrials, Financials, Consumer Discretionary, and Basic Materials industries had a positive total attribution effect (allocation effect combined with selection effect), while the Energy, Utilities, Consumer Staples, and Health Care industries had a negative effect. The Technology, Financials, Industrials, Basic Materials, and Consumer Discretionary industries had a positive allocation effect while the Energy and Health Care industries had a negative effect. The Industrials, Consumer Discretionary, Financials, and Basic Materials industries had a positive selection effect. The equity portion of the Fund was boosted by both a positive allocation effect and positive selection effect.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
The Technology industry was the largest overall contributor to relative performance as the equity portion of the Fund was underweight the worst performing industry in the Blended Benchmark, which led to a large positive allocation effect. Further, the Fund had a positive selection effect within the Technology industry positions. Technology industry positions in the Fund included Amphenol Corp., Intel Corp., Microsoft Corp., Power Integrations, Inc., and Texas Instruments, Inc. The Industrials, Consumer Discretionary, Financials, and Basic Materials industries also contributed to positive relative performance. The Fund’s holdings in the Industrial industry included Deere & Co., Lockheed Martin Corp., and Northrop Grumman Corp., while Consumer Discretionary industry names included Dollar General Corp., Texas Roadhouse, Inc., and The TJX Cos., Inc. Financial industry names included Aflac, Inc., Raymond James Financial, Inc., and The Travelers Cos., Inc., while Basic Materials industry names included FMC Corp., Mueller Industries, Inc., and Reliance Steel & Aluminum Co., all of which posted positive returns while equities were broadly negative in 2022.
The Energy industry was the biggest detractor from relative performance as the equity portion of the Fund had no positions in the best performing industry in the Russell 3000® Index, which led to a negative allocation effect. The Energy industry made up less than 5% of the Russell 3000® Index. The Utilities, Consumer Staples, and Health Care industries also detracted from relative performance. The Fund had a negative allocation effect in all three industries due to being underweight the outperforming industries.
The Fund’s top five contributors to performance were Steel Dynamics Inc., Merck & Co., Inc., Northrop Grumman Corp, Lockheed Martin Corp., and Amgen, Inc. The top five detractors from performance were Intel Corp, T. Rowe Price Group, Inc., Zoetis, Inc., Ross Stores, Inc., and Cognizant Technology Solutions Corp.
Heading into 2023, equity returns are likely to remain choppy as elevated inflation has resulted in the Fed hiking interest rates to mitigate economic activity, which tends to be deflationary. If the Fed hikes too high and fast, economic recession risks grow. If they hike too low and slow, inflationary risks grow. Historically value and dividend yielding stocks tend to hold up well during a higher volatility equity market. The equity portion of the Fund currently has factor loading to both value and dividend yielding names which could offer both downside protection and upside participation.
Fixed Income Commentary
Coming into 2022, the U.S. economy benefited from low interest rates, a strong labor market, optimism around growth expectations, and hope that the reopening of global economies would alleviate supply chain disruptions, thereby easing inflation. At the time, markets expected two to three modest interest rate hikes by the end of 2022. However, as the Consumer Price Index (“CPI”) continued to rise, the Fed abandoned its view that inflation was “transitory” and began to aggressively tighten monetary policy.
Throughout the 12-month period ended December 31, 2022, inflation remained stubbornly elevated, with the June 2022 CPI (reported in July 2022) printing 9.1% on a year-over-year basis. While continuing to reiterate its commitment to a 2.0% inflation target, the Fed increased the Federal Funds target rate by 425 bps during the reporting period, moving the upper bound from 0.25% to 4.50% over the course of seven meetings. This interest rate hiking path included four meetings at which the Fed increased the Federal Funds target rate by a full 75 bps. The impact on the investment grade credit market was pronounced. For the 12-month period ended December 31, 2022, corporate bonds underperformed Treasuries by 125 bps. As measured by the Bloomberg U.S. Corporate Investment-Grade Index, spreads widened by 38 bps to 130 bps at year-end. Driven by the increase in U.S. Treasury rates, investment-grade corporate bonds also had a negative total return for the period, as the carry provided by corporate bonds failed to offset the year’s increase in interest rates and widening in credit spreads. The yield on the 10-Year U.S. Treasury, for example, increased from 1.51% to 3.88% over the course of the period, having reached a high of 4.23% in late October 2022.
The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Banking and Electric Utilities, U.S. Treasuries, and Communications bonds, while the Technology industry, Consumer Non-Cyclical, and Consumer Cyclical were the largest underweights.
For the reporting period, the total return for the bond portion of the Fund outperformed the Bloomberg U.S. Corporate Investment-Grade Index by 26 bps. The Fund maintained a duration underweight throughout the year, partially through hedging interest rate exposure with U.S. Treasury Futures, and this contributed beneficially to relative performance. Treasury yields increased during the year as inflation remained elevated and the Fed commenced an aggressive series of interest rate increases. Among credit quality and maturity cohorts, allocation to single-A credits, along with allocations in the 10- and 30-year maturity buckets, added the most to relative performance.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Among the 18 fixed-income industry groups, allocations to Insurance, Real Estate Investment Trusts, and Capital Goods added the most to relative returns. Allocations to Banking, Consumer Cyclical, and Technology, by contrast, reduced relative returns. Overall, the allocation effect reduced relative performance. Within these industries, credit selection in Electric, Communications, and Insurance had the greatest positive impacts, while credit selection within Banking, Technology, and Energy reduced relative returns. Overall, credit selection within these industries added to relative performance. Issuer allocation reduced relative performance, with underweights to United Healthcare Group, Inc. and Oracle Corp., along with an overweight to FirstEnergy Transmission LLC having the greatest positive impact on relative returns. Security selection contributed to relative return, with selection among bonds of The Southern Co., NextEra Energy Capital Holdings, Inc., and Pacific Gas and Electric Co. contributing the most to relative returns.
As we begin 2023, our market framework centers on the Fed staying the course. Due to the persistence of the inflation data, and how far it is from the Fed’s target inflation rate, we do not believe the Fed can ease monetary policy through interest rate cuts until either (1) inflation has been tamed, or (2) a recession is near or already underway, absent any major financial market calamity. We therefore expect market volatility to continue as investors attempt to gauge the ultimate Federal Funds target rate as well as the likelihood, and timing of, a recession. Consequently, extending durations back to neutral is not yet warranted, in our view, although we do believe we are much closer to that point in the cycle where duration extension will be warranted. Additionally, we favor increasing credit quality while positioning in more defensive sectors with lower cyclicality. Accordingly, our focus for the fixed-income portion of the Fund will be on our process, and on issuers and sectors with credit profiles well suited to weather the upcoming challenges.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (5/1/12) to 12/31/22
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	-12.20%	4.06%	6.75%	6.74%
Index Performance
Blended Benchmark(1)	-17.24%	4.86%	7.16%	7.18%
Bloomberg U.S. Corporate Investment-Grade Index(2)	-15.76%	0.45%	1.96%	2.42%
Russell 3000® Index(3)	-19.21%	8.79%	12.13%	11.67%
Secondary Blended Benchmark(4)	-17.97%	4.82%	7.14%	7.17%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-16.85%	0.49%	1.99%	2.49%
Dow Jones U.S. Total Stock Market IndexSM(6)	-19.53%	8.65%	12.03%	11.57%

Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (5/1/14) to12/31/22
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	-12.02%	4.32%	6.33%
Index Performance
Blended Benchmark(1)	-17.24%	4.86%	6.18%
Bloomberg U.S. Corporate Investment-Grade Index(2)	-15.76%	0.45%	1.92%
Russell 3000® Index(3)	-19.21%	8.79%	10.10%
Secondary Blended Benchmark(4)	-17.97%	4.82%	6.17%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-16.85%	0.49%	1.98%
Dow Jones U.S. Total Stock Market IndexSM(6)	-19.53%	8.65%	10.00%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Blended Benchmark returns are a 50/50 split between the Russell 3000® Index and the Bloomberg U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)	Bloomberg U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market IndexSM and the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.
(5)	The Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).
(6)	The Dow Jones U.S. Total Stock Market IndexSM measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Credit Quality(7)	% of Total Fixed-Income Investments
AAA	7.4%
AA-	11.4
A+	10.6
A	15.0
A-	13.9
BBB+	13.4
BBB	15.9
BBB-	11.5
NR	0.9
Total	100.0%

Top Equity Holdings	% of Total Investments
Caterpillar, Inc.	0.5%
Steel Dynamics, Inc.	0.5
Evercore, Inc., Class A	0.4
Air Products and Chemicals, Inc.	0.4
Toro (The) Co.	0.4
Columbia Sportswear Co.	0.4
Merck & Co., Inc.	0.4
BlackRock, Inc.	0.4
Deere & Co.	0.4
EMCOR Group, Inc.	0.4
Total	4.2%

Top Fixed-Income Holdings by Issuer	% of Total Investments
United States Treasury	4.0%
Goldman Sachs Group (The), Inc.	3.0
JPMorgan Chase & Co.	2.5
Bank of America Corp.	2.5
Morgan Stanley	2.0
UnitedHealth Group, Inc.	1.8
Citigroup, Inc.	1.6
Duke Energy Corp.	1.5
T-Mobile USA, Inc.	1.2
Oracle Corp.	1.2
Total	21.3%
Sector Allocation	% of Total Investments
Common Stocks
Financials	16.1%
Industrials	14.6
Consumer Discretionary	5.3
Information Technology	4.8
Health Care	4.4
Materials	4.0
Consumer Staples	2.2
Total Common Stocks	51.4%
Corporate Bonds and Notes
Financials	12.4
Utilities	9.5
Health Care	7.2
Communication Services	4.5
Industrials	3.2
Information Technology	2.6
Energy	2.4
Consumer Staples	0.5
Materials	0.3
Real Estate	0.1
Total Corporate Bonds and Notes	42.7%
U.S. Government Bonds and Notes	4.0%
Foreign Corporate Bonds and Notes
Financials	0.5
Industrials	0.5
Health Care	0.3
Energy	0.2
Total Foreign Corporate Bonds and Notes	1.5%
Real Estate Investment Trusts
Real Estate	0.4
Total Real Estate Investment Trusts	0.4%
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	50.8%
Corporate Bonds and Notes	42.2
U.S. Government Bonds and Notes	4.0
Foreign Corporate Bonds and Notes	1.5
Real Estate Investment Trusts	0.3
Net Other Assets and Liabilities(8)	1.2
Total	100.0%

(7)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(8)	Includes variation margin on futures contracts.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund’s fixed income investments, as well as a portion of the Fund’s equity investments.
Sub-Advisors
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.
Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in publicly traded, energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure and real estate investment trusts (“REITs”).
Portfolio Management Team
First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust
Stonebridge
Scott Fleming, Portfolio Manager, President and Chief Investment Officer of Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge
EIP
James J. Murchie, Co-Portfolio Manager, Co-Founder, Principal and CEO of EIP
Eva Pao, Co-Portfolio Manager, Co-Founder, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP
First Trust Multi Income Allocation Portfolio
For the year ended December 31, 2022, the Fund’s Class I Shares returned -7.52% versus -13.01% for the Bloomberg U.S. Aggregate Bond Index, -15.21% for the Broad Blended Benchmark (60% Bloomberg U.S. Aggregate Bond Index and 40% Russell 3000® Index) and -4.69% for the Asset Class Blended Benchmark (15% Dow Jones U.S. Select Dividend Index; 8% ICE BofA Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofA U.S. High Yield Constrained Index; 15% Morningstar® LSTA® U.S. Leveraged Loan Index; 8% Bloomberg U.S. Corporate Investment-Grade Index; 8% ICE BofA U.S. MBS Index; and 8% ICE BofA U.S. Inflation-Linked Treasury Index).
The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities (“MBS”) and Treasury Inflation Protected Securities (“TIPS”). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2022, the dividend-paying stocks were the highest-weighted asset class, while the TIPS asset class was the lowest-weighted asset class. As of December 31, 2022, the Fund held approximately 1.82% in cash. The MLP asset class had the most positive impact on the overall Fund performance for the year, while the REITs asset class had the largest negative impact on the overall Fund performance.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Dividend-paying stocks returned -6.18% (Gross of Fees) for the year ended December 31, 2022 and represented 17.3% of the portfolio as of December 31, 2022. US equities, as measured by the Russell 3000® Index, saw losses in 2022 amounting to -19.21% as the economy digested rising inflation and the Federal Reserve’s (the “Fed”) response to it. On a factor basis, value stocks dominated, with much of that relative performance versus the most expensive names by price to book coming from the second quarter of 2022. During the worst quarter of market performance overall, those expensive names suffered the most in the face of inflation and the related rising interest rates. Investors preferred quality names during the market downturn, with the Russell 3000® Index’s most extreme losses coming from the third of the market with the least quality. Size (small cap) as a factor was modestly positive for the year ended December 31, 2022, though the smallest names in the market took a beating in the first quarter of 2022 and never recovered parity with the rest of the market. Dividend payers in the Russell 3000® Index outperformed non-payers significantly over the year. On a sector basis, the dividend section of the portfolio carried throughout the year an overweight in the energy sector, which was far and away the year’s best performing sector. The Communication Services sector struggled during the year as struggling interactive media names like Meta Platforms Inc. dragged down the sector; the dividend section of the portfolio was beneficially underweight communication services.
The preferred securities returned -9.25% (Gross of Fees) for the year ended December 31, 2022 and represented 7.9% of the portfolio as of December 31, 2022. The preferred market was primarily affected by global central bank policies, interest rate volatility and geopolitical risks, with a secondary technical impact from exchange-traded funds and mutual fund outflows during the year. The Fund achieved negative performance given the general move higher in interest rates during the period, but this was mitigated by the Fund’s bias towards shorter duration, floating rate and variable rate securities, an overweight to the Energy sector and an underweight to both $25 par exchange-traded securities and non-U.S. bank contingent convertible capital securities.
The energy infrastructure companies and MLPs asset class returned 14.39% (Gross of Fees) for the year ended December 31, 2022 and represented 15.4% of the portfolio as of December 31, 2022. The performance of this asset class outperformed the overall performance of the Fund. Energy infrastructure companies and MLPs in the portfolio have generally had stable earnings historically, but negative sentiment around energy stocks in general weighed on valuations in the previous years. This negative sentiment faded with a sharp jump in the price of oil and natural gas in the first quarter of 2022. Continued earnings growth among the energy infrastructure companies and MLPs coupled with low valuations relative to the S&P 500® Index based on forward 12-month earnings expectations and improving sentiment all contributed to significant outperformance for the year.
REITs returned -24.70% (Gross of Fees) for the year ended December 31, 2022 and represented 12.8% of the portfolio as of December 31, 2022. Though REITs are typically viewed as a defensive asset, soaring inflation and the sharp rise in interest rates have been significant drags on their performance. The U.S. 10-year yield spiked from 1.51% to 3.88% in 2022, increasing financing costs for REITs across all sectors and driving down valuations. The portfolio benefitted from an underweight allocation in Industrial and Office REITs, as well as an overweight allocation in Specialized REITs. However, stock selection had a negative impact on total returns, particularly driven by Health Care REITs. Selections within Retail REITs had a significant impact on total returns. The top performing REITs in the portfolio by contribution to total return were Gaming and Leisure Properties, Inc., VICI Properties, Inc., and Kite Realty Group Trust. The worst performing REITs in the portfolio were Medical Properties Trust, Inc., Camden Property Trust, and Invitation Homes, Inc.
High-yield bonds returned -12.94% (Gross of Fees) for the year ended December 31, 2022 and represented 6.9% of the portfolio at year-end. High-yield bond spreads over U.S. Treasuries entered the year at T+311 basis points (“bps”), widened to T+589 bps in the second quarter of 2022, and subsequently tightened to T+483 bps at year-end. For historical context, year-end spreads were 68 bps below the long-term average of T+551 bps, dating back to December 1997. High-yield bond funds experienced record-setting outflows of approximately $47 billion in 2022; this compares to outflows of approximately $13 billion in 2021. A challenging macroenvironment, marked by the Fed’s rapid rate interest hikes, contributed to outflows and negatively impacted risk assets. Within the high-yield bond market, BB rated issues (-10.44%) outperformed both B rated issues (-10.56%) and CCC rated issues (-16.54%). The last twelve-month default rate of the JP Morgan High-Yield Bond universe increased from 0.27% to 0.84% throughout the course of the year. The current default rate remains well below the long-term average default rate of 3.05% (March 1999 - December 2022).
Senior loans returned -2.61% (Gross of Fees) for the year ended December 31, 2022 and represented 12.6% of the portfolio at year-end. Senior loan spreads over 3-month London Inter-Bank Offered Rate (“LIBOR”) entered the year at L+428, subsequently widened to L+665 in the third quarter, and finished the year at L+645, surpassing the historical average of L+516 bps (December 1997 - December 2022). The benchmark rate for senior loan coupons, 3-month LIBOR, entered the year at 0.21% before increasing to 4.77% at year-end. The move in 3-month LIBOR was largely driven by the Fed’s rapid interest rate hikes. Given market expectations for higher inflation and future interest rate hikes, the senior loan asset class experienced approximately $47 billion of inflows from retail investors in 2021. However, the senior loan asset class experienced outflows of approximately $11 billion in 2022 as inflation, as measured by the Consumer Price Index (“CPI”), cooled after peaking at 9.1% in the second quarter.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Corporate bonds returned -14.93% (Gross of Fees) for the year ended December 31, 2022 and represented 8.8% of the portfolio as of December 31, 2022. Throughout the full-year period, inflation remained stubbornly elevated with the CPI reaching a high of 9.1% on a year-over-year basis in June 2022. While continuing to reiterate its commitment to a 2.0% inflation target, the Fed increased the Federal Funds target rate by 425 bps and reached 4.50% at year-end 2022. This interest rate hiking path included four meetings at which the Fed increased the Federal Funds target rate by a full 75 bps. In response, Treasury yields increased dramatically. For example, the yield on the 10-Year U.S. Treasury increased from 1.51% to 3.88% over the course of the year and reached a high of 4.23% in late October 2022. The impact of higher yields on the investment grade credit market was pronounced as well. For the 12-month period ended December 31, 2022, the Bloomberg U.S. Corporate Investment-Grade Index returned -15.76%.
The MBS asset class returned -5.54% (Gross of Fees) for the year ended December 31, 2022 and represented 11.5% of the portfolio as of December 31, 2022. This dramatically outperformed its benchmark, the ICE BofA US Mortgage Backed Securities Index by over 630 bps, which returned -11.89% for the year. Over the course of the year, the sleeve maintained significantly less duration than its benchmark, which aided the performance of the asset class as interest rates across the curve rose over the year. Given our outlook on the broader bond markets, we plan to continue to actively manage the Fund versus the Index from duration and asset allocation standpoints.
TIPS returned -11.97% (Gross of Fees) for the year ended December 31, 2022 and represented 6.8% of the portfolio as of December 31, 2022. The environment of rising inflation was very supportive of U.S. TIPS during the early part of 2022 but that faded during the latter half as the rate of CPI inflation declined. The CPI reached a high of 9.1% in June 2022 before ending the year at 6.5%. The impact of rising yields, primarily in response to policy interest rate hikes by the Fed, had a negative impact on Treasury returns. For the 12-month period ended December 31, 2022, the ICE BofA U.S. Inflation-Linked Treasury Index returned -12.63%. This was slightly better than the return on nominal Treasury bonds. The ICE BofA U.S. Treasury Index returned -12.86% for the period. TIPS benefit from rising inflation, but it is a negative factor for nominal Treasury bonds.
Investment Climate
What a difference a year can make! While 2021 certainly had its share of headwinds, their impact on the U.S. financial markets was subdued. Much of that changed in 2022. Pressured by stubbornly high consumer prices, central banks around the world reacted by raising their target rates. This led to a selloff in global equity and fixed income markets amid growing concerns that the major economies could fall into recession. As this was unfolding Russia invaded Ukraine in late February 2022, resulting in disruptions to worldwide food and energy supplies and creating geopolitical strife across the globe. These factors, among others, continue to influence the investment climate that we find ourselves in today.
In response to stubbornly high inflation in the U.S., the Fed sprang into action in the first quarter of 2022. Over the course of seven rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022), to 4.50% as of December 31, 2022. While it is our opinion that the full impact of these interest rate increases has yet to be realized, it appears that inflation is responding. One key measure of inflation is the CPI. The CPI stood at 6.5% on a trailing 12-month basis in December 2022, down 2.6 percentage points since peaking at 9.1% in June 2022. While this is a welcome improvement, the CPI rate still stands well above the Fed’s desired 2.0%, suggesting that further action by the Fed could be warranted, in our opinion.
The broader U.S. equity and fixed income markets struggled against the backdrop of tighter monetary policy in 2022. The S&P 500® Index posted a total return of -18.11% for the year, its lowest annual total return since 2008, according to data from Bloomberg. The increases in the Federal Funds target rate also impacted the fixed income markets. The yield on the benchmark 10-Year Treasury Note (“T-Note”) closed trading on December 31, 2022, at 3.88%, up 237 bps from its 1.51% close on December 31, 2021, according to Bloomberg. The yield stood 175 bps above its 2.13% average for the 10-year period ended December 31, 2022. Most bond investors likely know that as yields increase, prices fall. As indicated by the sizeable increase in the yield on the 10-Year T-Note, bond investors endured a challenging year of declines in 2022.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (5/1/14) to 12/31/22
Fund Performance
First Trust Multi Income Allocation Portfolio - Class I	-7.52%	3.50%	3.90%
First Trust Multi Income Allocation Portfolio - Class II	-7.37%	3.76%	4.14%
Index Performance
Broad Blended Benchmark(1)	-15.21%	3.85%	4.92%
Bloomberg U.S. Aggregate Bond Index(2)	-13.01%	0.02%	1.12%
Russell 3000® Index(3)	-19.21%	8.79%	10.11%
Asset Class Blended Benchmark(4)	-4.69%	4.42%	4.27%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark returns are split between the Bloomberg U.S. Aggregate Bond Index (60%) and the Russell 3000® Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Asset Class Blended Benchmark is weighted to include nine indexes: Dow Jones U.S. Select Dividend TM Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Constrained Index (8%), Morningstar® LSTA® U.S. Leveraged Loan Index (15%), Bloomberg U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Asset Class Blended Benchmark for each period shown above.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Top Ten Holdings	% of Total Investments
First Trust Senior Loan ETF	12.7%
First Trust Tactical High Yield ETF	6.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.3
First Trust Institutional Preferred Securities and Income ETF	6.0
iShares 7-10 Year Treasury Bond ETF	4.2
First Trust Low Duration Opportunities ETF	3.2
First Trust Limited Duration Investment Grade Corporate ETF	2.7
iShares MBS ETF	2.7
First Trust Preferred Securities and Income ETF	1.9
Magellan Midstream Partners, L.P.	1.3
Total	47.9%

Sector Allocation	% of Total Investments
Exchange-Traded Funds	46.7%
Common Stocks
Energy	5.7
Utilities	5.0
Health Care	3.6
Information Technology	3.5
Financials	2.1
Industrials	2.0
Consumer Discretionary	1.6
Consumer Staples	1.2
Materials	0.5
Communication Services	0.3
Total Common Stocks	25.5%
Real Estate Investment Trusts
Financials	12.9
Total Real Estate Investment Trusts	12.9%
Master Limited Partnerships
Energy	6.2
Utilities	0.6
Materials	0.2
Total Master Limited Partnerships	7.0%
U.S. Government Bonds and Notes	6.9%
U.S. Government Agency Mortgage-Backed Securities	1.0%
Mortgage-Backed Securities	0.0% *
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric R. Maisel, Senior Vice President, First Trust
Scott Skowronski, Senior Vice President, First Trust
First Trust Dorsey Wright Tactical Core Portfolio
For the year ended December 31, 2022, the Fund’s Class I Shares returned -17.05% versus -18.11% for the S&P 500® Index, and -15.79% for the Broad Blended Benchmark: 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index.
The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any investment borrowings) in exchange-traded funds (“ETFs”) and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the “Index”). It is expected that most of the ETFs in which the Fund invests will be advised by First Trust.
The Index is owned and was developed by Dorsey, Wright & Associates (the “Index Provider”). The Index is constructed pursuant to the Index Provider’s proprietary methodology, which considers the performance of four distinct asset classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities; (ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. (“Nasdaq”) to calculate and maintain the Index.
The Index will utilize the Dynamic Asset Level Investing (“DALI”) asset allocation process developed by the Index Provider to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class’s market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional, and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.
Performance Review
The Fund began 2022 with the following allocations to the four asset classes: domestic equity securities (73.0%), international equity securities (4.9%), fixed income securities (19.6%), and cash equivalents (2.5%). During 2022, the following allocation changes were made to the domestic equity securities: in July 2022 the allocation was decreased to 25%, in September 2022 the allocation was increased to 75%, in October 2022 the allocation decreased to 25% and in December 2022 the allocation was decreased to 20%. Most of the allocation changes to domestic equity securities involved an offsetting allocation change to cash equivalents. At the end of 2022, the Fund had the following allocations: domestic equity securities (20.1%), international equity securities (10.2%), fixed income securities (20.3%), and cash equivalents (49.4%). The selection impact from the Fund’s equity holdings was negative and the largest detracting holding was the First Trust Industrials/Producer Durables AlphaDEX® Fund. The Fund’s largest contributing holdings to performance in 2022 were the First Trust Nasdaq Oil & Gas ETF and the First Trust Enhanced Short Maturity ETF.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	Inception (10/30/15) to 12/31/22
Fund Performance
First Trust Dorsey Wright Tactical Core Portfolio - Class I	-17.05%	3.13%	4.55%
First Trust Dorsey Wright Tactical Core Portfolio - Class II	-16.81%	3.28%	4.71%
Index Performance
Broad Blended Benchmark(1)	-15.79%	5.96%	7.10%
Bloomberg U.S. Aggregate Bond Index(2)	-13.01%	0.02%	0.79%
S&P 500® Index(3)	-18.11%	9.42%	10.99%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark return is split between the Bloomberg U.S. Aggregate Bond Index (40%) and the S&P 500® Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)
Top Ten Holdings	% of Total Investments
First Trust Enhanced Short Maturity ETF	49.0%
iShares Core U.S. Aggregate Bond ETF	6.1
SPDR Bloomberg Investment Grade Floating Rate ETF	3.6
SPDR Portfolio Short Term Corporate Bond ETF	3.6
SPDR Blackstone Senior Loan ETF	3.6
SPDR FTSE International Government Inflation-Protected Bond ETF	3.5
First Trust Mid Cap Value AlphaDEX® Fund	2.7
First Trust Mid Cap Core AlphaDEX® Fund	2.7
First Trust Small Cap Value AlphaDEX® Fund	2.7
First Trust Developed Markets ex-US AlphaDEX® Fund	2.6
Total	80.1%

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust Capital Strength Portfolio
For the year ended December 31, 2022, the Fund’s Class I Shares returned -10.68% versus -18.11% for the S&P 500® Index (the “Benchmark”).
The Fund seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise The Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2022, the Fund outperformed the Benchmark by nearly 7.5% as the quality and low volatility holdings selected by the methodology held up relatively well in a tough market environment. The Fund’s low volatility and quality tilts along with a tilt away from growth stocks drove much of the Fund’s outperformance along with strong sector allocation. The Fund held underweight positions in the Consumer Discretionary and Communications Services sectors which were heavily weighed down by their exposure to Alphabet, Inc., Amazon.com, Inc., and Tesla, Inc. while holding its largest weight in the Health Care sector which outperformed during the period. Stock selection was strong within the Information Technology sector and weak within the Consumer Staples sector and was negligible in aggregate.
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	Inception (5/1/20) to 12/31/22
Fund Performance
First Trust Capital Strength Portfolio - Class I	-10.68%	13.12%
First Trust Capital Strength Portfolio - Class II	-10.46%	13.39%
Index Performance
S&P 500® Index(1)	-18.11%	13.90%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)

Top Ten Holdings	% of Total Investments
Air Products and Chemicals, Inc.	2.4%
Hologic, Inc.	2.2
Procter & Gamble (The) Co.	2.2
Honeywell International, Inc.	2.2
Trane Technologies PLC	2.2
Merck & Co., Inc.	2.2
Monster Beverage Corp.	2.2
Emerson Electric Co.	2.2
Abbott Laboratories	2.2
Moody’s Corp.	2.1
Total	22.1%

Sector Allocation	% of Total Investments
Health Care	32.0%
Industrials	20.2
Information Technology	17.5
Consumer Staples	12.1
Financials	12.1
Real Estate	3.7
Materials	2.4
Total	100.0%

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust International Developed Capital Strength Portfolio
For the year ended December 31, 2022, the Fund’s Class I Shares returned -19.38% versus -14.29% for the MSCI World ex USA Index (the “Benchmark”).
The Fund seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized non-U.S. companies in developed markets with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Fund may invest in securities of any market capitalization. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2022, the Fund underperformed the Benchmark by over 5%. Fund performance tracked relatively closely to the Benchmark for much of the year before giving up sufficiently all of its relative performance in the last two months of the year. In the upward trending market, the low volatility and quality factors hampered Fund returns while risky stocks benefitted. On a country basis, poor relative performance in Australia and Japan would have been enough to explain nearly all of the Fund’s underperformance, all else equal. The Fund benefitted from an overweight allocation and strong stock selection in Canada during the period. On a sector basis, the Fund suffered from an underweight position in the Energy sector and poor selection within the Materials and Consumer Discretionary sectors. Strong stock selection within the Information Technology sector was the most prominent benefit to the Fund, particularly by owning Information Technology names that did not draw down as much as the broad sector in the Index.
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/22	Inception (5/1/20) to 12/31/22
Fund Performance
First Trust International Developed Capital Strength Portfolio - Class I	-19.38%	10.58%
First Trust International Developed Capital Strength Portfolio - Class II	-19.28%	10.78%
Index Performance
MSCI World ex USA Index(1)	-14.29%	9.80%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The MSCI World ex USA Index includes developed markets and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio (Continued)
Annual Report
December 31, 2022 (Unaudited)

Top Ten Holdings	% of Total Investments
Hong Kong Exchanges & Clearing Ltd.	2.4%
Merck KGaA	2.3
Shin-Etsu Chemical Co., Ltd.	2.2
Schindler Holding AG	2.2
Novartis AG	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
L’Oreal S.A.	2.1
Zurich Insurance Group AG	2.1
Sampo Oyj, Class A	2.1
Carlsberg A.S., Class B	2.1
Total	21.8%

Sector Allocation	% of Total Investments
Industrials	21.8%
Financials	16.4
Consumer Staples	16.1
Information Technology	13.9
Health Care	12.1
Consumer Discretionary	11.6
Materials	4.2
Real Estate	2.0
Communication Services	1.9
Total	100.0%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses
December 31, 2022 (Unaudited)
As a shareholder of First Trust Dow/Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio or First Trust International Developed Capital Strength Portfolio (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2022.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022 - 12/31/2022 (a)	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022 - 12/31/2022 (a)	Annualized Expense Ratios (b)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Class I	$ 1,000.00	$ 1,031.90	$ 6.15	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class II	$ 1,000.00	$ 1,033.20	$ 4.87	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
First Trust Multi Income Allocation Portfolio (c)
Class I	$ 1,000.00	$ 1,023.30	$ 4.23	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class II	$ 1,000.00	$ 1,023.70	$ 2.96	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
First Trust Dorsey Wright Tactical Core Portfolio (c)
Class I	$ 1,000.00	$ 986.30	$ 4.46	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class II	$ 1,000.00	$ 988.40	$ 3.21	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses (Continued)
December 31, 2022 (Unaudited)
	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022 - 12/31/2022 (a)	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022 - 12/31/2022 (a)	Annualized Expense Ratios (b)
First Trust Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,072.60	$ 5.75	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class II	$ 1,000.00	$ 1,073.10	$ 4.44	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
First Trust International Developed Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,024.80	$ 6.12	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class II	$ 1,000.00	$ 1,024.80	$ 4.85	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2022 through December 31, 2022), multiplied by 184/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.
(c)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 50.8%
	Aerospace & Defense – 1.2%
13,970	General Dynamics Corp.	$3,466,096
7,675	Lockheed Martin Corp.	3,733,811
6,303	Northrop Grumman Corp.	3,438,980
		10,638,887
	Air Freight & Logistics – 1.1%
33,568	Expeditors International of Washington, Inc.	3,488,387
32,516	Forward Air Corp.	3,410,603
18,350	United Parcel Service, Inc., Class B	3,189,964
		10,088,954
	Auto Components – 0.4%
124,342	Gentex Corp.	3,390,806
	Banks – 4.5%
47,061	Commerce Bancshares, Inc.	3,203,442
49,341	Community Bank System, Inc.	3,106,016
117,073	CVB Financial Corp.	3,014,630
50,635	Eagle Bancorp, Inc.	2,231,485
216,688	First BanCorp	2,756,271
69,848	First Commonwealth Financial Corp.	975,777
70,864	First Financial Bankshares, Inc.	2,437,722
187,614	Fulton Financial Corp.	3,157,544
24,053	Lakeland Financial Corp.	1,755,147
29,005	NBT Bancorp, Inc.	1,259,397
89,384	Northwest Bancshares, Inc.	1,249,588
34,614	OFG Bancorp	953,962
41,138	Popular, Inc.	2,728,272
44,455	Prosperity Bancshares, Inc.	3,230,989
147,700	Regions Financial Corp.	3,184,412
33,831	ServisFirst Bancshares, Inc.	2,331,294
32,757	UMB Financial Corp.	2,735,865
16,595	Westamerica BanCorp	979,271
		41,291,084
	Biotechnology – 0.4%
13,152	Amgen, Inc.	3,454,241
	Building Products – 1.1%
61,020	A.O. Smith Corp.	3,492,785
33,056	Allegion PLC	3,479,475
41,078	UFP Industries, Inc.	3,255,431
		10,227,691
	Capital Markets – 4.4%
11,765	Ameriprise Financial, Inc.	3,663,268
5,387	BlackRock, Inc.	3,817,390
16,735	CME Group, Inc.	2,814,158
36,040	Evercore, Inc., Class A	3,931,243
32,760	Hamilton Lane, Inc., Class A	2,092,709
39,325	Houlihan Lokey, Inc.	3,427,567
87,677	Moelis & Co., Class A	3,364,166
11,934	Piper Sandler Cos.	1,553,687
35,308	PJT Partners, Inc., Class A	2,601,847
29,999	Raymond James Financial, Inc.	3,205,393
60,434	SEI Investments Co.	3,523,302
57,103	Stifel Financial Corp.	3,333,102
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
28,229	T. Rowe Price Group, Inc.	$3,078,655
		40,406,487
	Chemicals – 2.5%
12,737	Air Products and Chemicals, Inc.	3,926,308
22,117	Balchem Corp.	2,700,707
32,812	Celanese Corp.	3,354,699
28,044	FMC Corp.	3,499,891
120,794	Huntsman Corp.	3,319,419
19,962	Stepan Co.	2,125,154
34,118	Westlake Corp.	3,498,460
		22,424,638
	Commercial Services & Supplies – 0.7%
23,063	Tetra Tech, Inc.	3,348,517
13,266	UniFirst Corp.	2,560,205
		5,908,722
	Communications Equipment – 0.4%
74,106	Cisco Systems, Inc.	3,530,410
	Construction & Engineering – 0.4%
25,671	EMCOR Group, Inc.	3,802,132
	Containers & Packaging – 0.4%
26,398	Packaging Corp. of America	3,376,568
	Distributors – 0.3%
9,315	Pool Corp.	2,816,204
	Electrical Equipment – 0.4%
26,137	AMETEK, Inc.	3,651,862
	Electronic Equipment, Instruments & Components – 1.0%
44,271	Amphenol Corp., Class A	3,370,794
82,067	Avnet, Inc.	3,412,346
42,413	Methode Electronics, Inc.	1,881,865
		8,665,005
	Food & Staples Retailing – 0.3%
67,756	Kroger (The) Co.	3,020,562
	Food Products – 1.4%
35,901	Bunge Ltd.	3,581,843
13,445	Hershey (The) Co.	3,113,459
54,065	Mondelez International, Inc., Class A	3,603,432
44,962	Tyson Foods, Inc., Class A	2,798,884
		13,097,618
	Health Care Equipment & Supplies – 0.7%
30,635	Abbott Laboratories	3,363,416
36,710	Medtronic PLC	2,853,100
		6,216,516
	Health Care Providers & Services – 1.1%
6,790	Chemed Corp.	3,465,820
6,526	Elevance Health, Inc.	3,347,642

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
5,870	UnitedHealth Group, Inc.	$3,112,157
		9,925,619
	Hotels, Restaurants & Leisure – 0.3%
33,972	Texas Roadhouse, Inc.	3,089,753
	Household Durables – 0.4%
36,913	Garmin Ltd.	3,406,701
	Household Products – 0.4%
23,479	Procter & Gamble (The) Co.	3,558,477
	Insurance – 5.9%
52,745	Aflac, Inc.	3,794,475
23,804	Allstate (The) Corp.	3,227,822
79,492	American Equity Investment Life Holding Co.	3,626,425
81,850	Fidelity National Financial, Inc.	3,079,197
64,301	First American Financial Corp.	3,365,514
29,731	Globe Life, Inc.	3,584,072
23,135	Hanover Insurance Group (The), Inc.	3,126,233
47,855	Hartford Financial Services Group (The), Inc.	3,628,845
141,630	Old Republic International Corp.	3,420,365
41,084	Principal Financial Group, Inc.	3,447,769
27,152	RLI Corp.	3,564,243
14,024	Safety Insurance Group, Inc.	1,181,662
36,414	Selective Insurance Group, Inc.	3,226,645
26,807	Stewart Information Services Corp.	1,145,463
19,349	Travelers (The) Cos., Inc.	3,627,744
45,901	W.R. Berkley Corp.	3,331,036
14,752	Willis Towers Watson PLC	3,608,044
		53,985,554
	IT Services – 1.7%
11,520	Accenture PLC, Class A	3,073,997
51,607	Cognizant Technology Solutions Corp., Class A	2,951,404
16,263	Jack Henry & Associates, Inc.	2,855,132
26,417	Paychex, Inc.	3,052,749
16,685	Visa, Inc., Class A	3,466,476
		15,399,758
	Life Sciences Tools & Services – 1.1%
24,389	Agilent Technologies, Inc.	3,649,814
11,477	Danaher Corp.	3,046,225
5,845	Thermo Fisher Scientific, Inc.	3,218,783
		9,914,822
	Machinery – 5.0%
87,804	Allison Transmission Holdings, Inc.	3,652,646
18,066	Caterpillar, Inc.	4,327,891
14,566	Cummins, Inc.	3,529,196
8,877	Deere & Co.	3,806,103
33,791	Franklin Electric Co., Inc.	2,694,832
49,444	Graco, Inc.	3,325,603
45,367	ITT, Inc.	3,679,264
49,871	Mueller Industries, Inc.	2,942,389
13,964	Nordson Corp.	3,319,522
35,420	PACCAR, Inc.	3,505,517
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
14,721	Snap-on, Inc.	$3,363,601
34,278	Toro (The) Co.	3,880,270
23,577	Watts Water Technologies, Inc., Class A	3,447,665
		45,474,499
	Marine – 0.3%
48,185	Matson, Inc.	3,012,044
	Metals & Mining – 1.1%
16,996	Reliance Steel & Aluminum Co.	3,440,670
41,779	Steel Dynamics, Inc.	4,081,809
48,010	Worthington Industries, Inc.	2,386,577
		9,909,056
	Multiline Retail – 0.3%
12,357	Dollar General Corp.	3,042,911
	Pharmaceuticals – 1.1%
18,145	Johnson & Johnson	3,205,314
34,420	Merck & Co., Inc.	3,818,899
19,990	Zoetis, Inc.	2,929,535
		9,953,748
	Professional Services – 1.2%
32,099	Booz Allen Hamilton Holding Corp.	3,354,987
33,812	Exponent, Inc.	3,350,431
16,391	Kforce, Inc.	898,719
38,750	Robert Half International, Inc.	2,860,913
		10,465,050
	Road & Rail – 1.9%
18,952	JB Hunt Transport Services, Inc.	3,304,471
60,581	Knight-Swift Transportation Holdings, Inc.	3,175,050
20,531	Landstar System, Inc.	3,344,500
67,844	Marten Transport Ltd.	1,341,954
11,916	Old Dominion Freight Line, Inc.	3,381,523
78,835	Werner Enterprises, Inc.	3,173,897
		17,721,395
	Semiconductors & Semiconductor Equipment – 1.4%
115,029	Intel Corp.	3,040,217
46,088	Power Integrations, Inc.	3,305,431
34,764	Skyworks Solutions, Inc.	3,168,043
19,152	Texas Instruments, Inc.	3,164,294
		12,677,985
	Software – 0.3%
12,727	Microsoft Corp.	3,052,189
	Specialty Retail – 2.3%
18,959	Advance Auto Parts, Inc.	2,787,542
46,800	Best Buy Co., Inc.	3,753,828
73,822	Buckle (The), Inc.	3,347,828
30,116	Penske Automotive Group, Inc.	3,461,232
47,719	TJX (The) Cos., Inc.	3,798,432
15,948	Tractor Supply Co.	3,587,821
		20,736,683

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 1.2%
45,236	Carter’s, Inc.	$3,375,058
44,046	Columbia Sportswear Co.	3,857,549
111,147	Steven Madden Ltd.	3,552,258
		10,784,865
	Thrifts & Mortgage Finance – 1.0%
85,011	Essent Group Ltd.	3,305,228
231,226	MGIC Investment Corp.	3,005,938
153,669	Radian Group, Inc.	2,930,468
		9,241,634
	Trading Companies & Distributors – 1.2%
49,854	Boise Cascade Co.	3,423,474
64,386	Fastenal Co.	3,046,745
23,293	Rush Enterprises, Inc., Class A	1,217,758
11,514	Watsco, Inc.	2,871,592
		10,559,569
	Total Common Stocks	461,920,699
	(Cost $419,518,034)
REAL ESTATE INVESTMENT TRUSTS – 0.3%
	Industrial REITs – 0.3%
323,614	LXP Industrial Trust	3,242,612
	(Cost $4,526,345)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 42.2%
	Aerospace & Defense – 2.2%
$1,000,000	Boeing (The) Co.	1.43%	02/04/24	958,728
500,000	Boeing (The) Co.	2.75%	02/01/26	463,922
1,000,000	Boeing (The) Co.	2.20%	02/04/26	909,669
500,000	Boeing (The) Co.	2.70%	02/01/27	452,043
500,000	Boeing (The) Co.	3.25%	02/01/28	454,935
250,000	Boeing (The) Co.	3.20%	03/01/29	219,721
500,000	Boeing (The) Co.	2.95%	02/01/30	424,558
500,000	Boeing (The) Co.	3.63%	02/01/31	439,329
1,000,000	Boeing (The) Co.	5.71%	05/01/40	957,850
1,500,000	Boeing (The) Co.	3.75%	02/01/50	1,036,132
1,000,000	Lockheed Martin Corp.	4.95%	10/15/25	1,008,278
1,000,000	Lockheed Martin Corp.	5.10%	11/15/27	1,023,837
2,000,000	Lockheed Martin Corp.	5.25%	01/15/33	2,068,626
1,000,000	Lockheed Martin Corp.	5.70%	11/15/54	1,054,313
1,000,000	Lockheed Martin Corp.	5.90%	11/15/63	1,080,824
500,000	Northrop Grumman Corp.	2.93%	01/15/25	479,888
500,000	Northrop Grumman Corp.	3.25%	01/15/28	462,002
750,000	Northrop Grumman Corp.	4.03%	10/15/47	625,305
250,000	Northrop Grumman Corp.	5.25%	05/01/50	247,651
1,000,000	Raytheon Technologies Corp.	3.13%	05/04/27	932,766
1,873,000	Raytheon Technologies Corp.	2.38%	03/15/32	1,521,858
1,000,000	Raytheon Technologies Corp.	4.63%	11/16/48	906,500
1,500,000	Raytheon Technologies Corp.	3.13%	07/01/50	1,057,211
1,000,000	Raytheon Technologies Corp.	2.82%	09/01/51	652,371
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Aerospace & Defense (Continued)
$500,000	Textron, Inc.	2.45%	03/15/31	$401,451
				19,839,768
	Air Freight & Logistics – 0.3%
1,750,000	FedEx Corp.	3.25%	05/15/41	1,252,566
1,500,000	FedEx Corp.	4.55%	04/01/46	1,223,609
				2,476,175
	Banks – 6.6%
2,050,000	Bank of America Corp. (a)	1.84%	02/04/25	1,966,341
2,000,000	Bank of America Corp. (a)	0.98%	04/22/25	1,876,094
750,000	Bank of America Corp. (a)	2.02%	02/13/26	696,760
2,500,000	Bank of America Corp. (a)	3.38%	04/02/26	2,389,712
950,000	Bank of America Corp.	3.50%	04/19/26	907,783
1,000,000	Bank of America Corp. (a)	1.20%	10/24/26	890,029
500,000	Bank of America Corp. (a)	3.56%	04/23/27	469,033
450,000	Bank of America Corp. (a)	2.55%	02/04/28	400,317
475,000	Bank of America Corp. (a)	4.38%	04/27/28	454,987
1,000,000	Bank of America Corp. (a)	4.95%	07/22/28	978,300
1,000,000	Bank of America Corp. (a)	2.09%	06/14/29	843,256
500,000	Bank of America Corp. (a)	4.27%	07/23/29	467,194
500,000	Bank of America Corp. (a)	3.97%	02/07/30	455,118
500,000	Bank of America Corp. (a)	3.19%	07/23/30	431,074
500,000	Bank of America Corp. (a)	2.88%	10/22/30	419,334
500,000	Bank of America Corp. (a)	1.90%	07/23/31	384,843
1,000,000	Bank of America Corp. (a)	1.92%	10/24/31	766,121
500,000	Bank of America Corp. (a)	2.57%	10/20/32	392,841
750,000	Bank of America Corp. (a)	2.97%	02/04/33	606,149
500,000	Bank of America Corp. (a)	4.57%	04/27/33	458,765
1,000,000	Bank of America Corp. (a)	5.02%	07/22/33	952,345
1,500,000	Bank of America Corp. (a)	2.48%	09/21/36	1,105,586
500,000	Bank of America Corp. (a)	4.08%	04/23/40	417,694
1,000,000	Bank of America Corp. (a)	2.68%	06/19/41	676,301
2,000,000	Bank of America Corp. (a)	3.31%	04/22/42	1,474,026
500,000	Bank of America Corp. (a)	3.95%	01/23/49	388,952
500,000	Bank of America Corp. (a)	4.33%	03/15/50	412,566
500,000	Bank of America Corp. (a)	2.83%	10/24/51	308,616
750,000	Bank of America Corp. (a)	2.97%	07/21/52	471,651
2,000,000	Citigroup, Inc. (a)	2.01%	01/25/26	1,855,060
500,000	Citigroup, Inc. (a)	3.11%	04/08/26	473,715
3,000,000	Citigroup, Inc. (a)	1.12%	01/28/27	2,617,658
3,000,000	Citigroup, Inc. (a)	1.46%	06/09/27	2,605,769
500,000	Citigroup, Inc. (a)	3.98%	03/20/30	451,959
1,000,000	Citigroup, Inc. (a)	2.98%	11/05/30	842,934
500,000	Citigroup, Inc. (a)	2.67%	01/29/31	411,160
2,000,000	Citigroup, Inc. (a)	2.56%	05/01/32	1,583,698
1,000,000	Citigroup, Inc. (a)	3.06%	01/25/33	809,583
500,000	Citigroup, Inc. (a)	3.88%	01/24/39	415,131
1,500,000	Citigroup, Inc. (a)	2.90%	11/03/42	1,040,860
750,000	Citigroup, Inc.	4.75%	05/18/46	626,622
500,000	Citigroup, Inc.	4.65%	07/23/48	432,528
1,000,000	JPMorgan Chase & Co. (a)	0.56%	02/16/25	943,507
2,000,000	JPMorgan Chase & Co. (a)	0.82%	06/01/25	1,865,361
3,500,000	JPMorgan Chase & Co. (a)	0.97%	06/23/25	3,264,531
500,000	JPMorgan Chase & Co. (a)	2.30%	10/15/25	471,512

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$500,000	JPMorgan Chase & Co. (a)	2.60%	02/24/26	$470,480
1,000,000	JPMorgan Chase & Co. (a)	4.08%	04/26/26	971,803
500,000	JPMorgan Chase & Co. (a)	1.05%	11/19/26	441,527
500,000	JPMorgan Chase & Co. (a)	1.04%	02/04/27	435,471
500,000	JPMorgan Chase & Co. (a)	1.58%	04/22/27	439,907
1,000,000	JPMorgan Chase & Co. (a)	1.47%	09/22/27	867,040
550,000	JPMorgan Chase & Co. (a)	2.95%	02/24/28	498,320
975,000	JPMorgan Chase & Co. (a)	4.32%	04/26/28	932,617
500,000	JPMorgan Chase & Co. (a)	4.85%	07/25/28	488,213
500,000	JPMorgan Chase & Co. (a)	3.51%	01/23/29	454,623
1,000,000	JPMorgan Chase & Co. (a)	2.07%	06/01/29	836,925
500,000	JPMorgan Chase & Co. (a)	4.20%	07/23/29	466,846
500,000	JPMorgan Chase & Co. (a)	3.70%	05/06/30	449,485
1,000,000	JPMorgan Chase & Co. (a)	2.58%	04/22/32	803,455
1,000,000	JPMorgan Chase & Co. (a)	2.96%	01/25/33	816,508
1,000,000	JPMorgan Chase & Co. (a)	4.59%	04/26/33	928,629
1,000,000	JPMorgan Chase & Co. (a)	4.91%	07/25/33	955,107
1,000,000	JPMorgan Chase & Co. (a)	2.53%	11/19/41	657,374
2,000,000	JPMorgan Chase & Co. (a)	3.16%	04/22/42	1,459,627
500,000	JPMorgan Chase & Co. (a)	4.26%	02/22/48	411,256
750,000	JPMorgan Chase & Co. (a)	3.96%	11/15/48	588,519
500,000	JPMorgan Chase & Co. (a)	3.90%	01/23/49	385,405
2,000,000	JPMorgan Chase & Co. (a)	3.33%	04/22/52	1,360,572
750,000	Wells Fargo & Co.	4.75%	12/07/46	631,566
				59,924,651
	Beverages – 0.5%
875,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	02/01/36	829,692
1,100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/46	1,005,527
250,000	Anheuser-Busch InBev Worldwide, Inc.	4.75%	01/23/29	247,309
1,000,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%	01/23/31	1,003,203
750,000	Anheuser-Busch InBev Worldwide, Inc.	4.38%	04/15/38	673,449
250,000	Anheuser-Busch InBev Worldwide, Inc.	4.35%	06/01/40	220,762
182,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/48	159,080
250,000	Anheuser-Busch InBev Worldwide, Inc.	5.55%	01/23/49	248,561
250,000	Anheuser-Busch InBev Worldwide, Inc.	5.80%	01/23/59	257,346
				4,644,929
	Biotechnology – 1.1%
1,000,000	AbbVie, Inc.	2.60%	11/21/24	957,379
500,000	AbbVie, Inc.	3.80%	03/15/25	487,728
2,000,000	AbbVie, Inc.	2.95%	11/21/26	1,862,765
1,225,000	AbbVie, Inc.	4.05%	11/21/39	1,053,656
275,000	AbbVie, Inc.	4.40%	11/06/42	239,796
300,000	AbbVie, Inc.	4.70%	05/14/45	267,930
250,000	AbbVie, Inc.	4.88%	11/14/48	229,056
1,000,000	AbbVie, Inc.	4.25%	11/21/49	835,026
500,000	Amgen, Inc.	3.00%	02/22/29	443,763
500,000	Amgen, Inc.	2.45%	02/21/30	421,841
1,000,000	Amgen, Inc.	2.00%	01/15/32	784,110
500,000	Amgen, Inc.	3.35%	02/22/32	438,084
750,000	Amgen, Inc.	3.15%	02/21/40	555,158
1,000,000	Amgen, Inc.	2.80%	08/15/41	696,668
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Biotechnology (Continued)
$750,000	Amgen, Inc.	3.38%	02/21/50	$524,755
500,000	Amgen, Inc.	4.20%	02/22/52	399,010
				10,196,725
	Building Products – 0.1%
1,000,000	Masco Corp.	2.00%	02/15/31	771,721
	Capital Markets – 4.9%
500,000	Goldman Sachs Group (The), Inc.	3.63%	02/20/24	491,570
600,000	Goldman Sachs Group (The), Inc.	4.00%	03/03/24	592,690
965,000	Goldman Sachs Group (The), Inc.	3.00%	03/15/24	941,450
3,000,000	Goldman Sachs Group (The), Inc. (a)	0.93%	10/21/24	2,874,930
1,925,000	Goldman Sachs Group (The), Inc.	5.70%	11/01/24	1,949,309
500,000	Goldman Sachs Group (The), Inc. (a)	1.76%	01/24/25	478,781
500,000	Goldman Sachs Group (The), Inc.	3.50%	04/01/25	481,247
500,000	Goldman Sachs Group (The), Inc. (a)	0.86%	02/12/26	452,496
550,000	Goldman Sachs Group (The), Inc.	3.75%	02/25/26	530,060
500,000	Goldman Sachs Group (The), Inc.	3.50%	11/16/26	469,386
500,000	Goldman Sachs Group (The), Inc. (a)	1.09%	12/09/26	441,281
750,000	Goldman Sachs Group (The), Inc.	3.85%	01/26/27	715,196
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.43%	03/09/27	878,019
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.54%	09/10/27	863,885
1,500,000	Goldman Sachs Group (The), Inc. (a)	1.95%	10/21/27	1,313,534
950,000	Goldman Sachs Group (The), Inc. (a)	2.64%	02/24/28	847,220
5,000,000	Goldman Sachs Group (The), Inc. (a)	4.48%	08/23/28	4,800,318
500,000	Goldman Sachs Group (The), Inc. (a)	3.81%	04/23/29	457,609
500,000	Goldman Sachs Group (The), Inc. (a)	4.22%	05/01/29	466,719
500,000	Goldman Sachs Group (The), Inc.	2.60%	02/07/30	418,356
1,000,000	Goldman Sachs Group (The), Inc. (a)	1.99%	01/27/32	764,103
1,000,000	Goldman Sachs Group (The), Inc. (a)	2.62%	04/22/32	799,890
1,500,000	Goldman Sachs Group (The), Inc. (a)	2.65%	10/21/32	1,188,094
1,000,000	Goldman Sachs Group (The), Inc. (a)	3.10%	02/24/33	814,581
500,000	Goldman Sachs Group (The), Inc. (a)	4.02%	10/31/38	412,903
500,000	Goldman Sachs Group (The), Inc. (a)	4.41%	04/23/39	433,937
1,000,000	Goldman Sachs Group (The), Inc. (a)	3.21%	04/22/42	724,136
1,000,000	Goldman Sachs Group (The), Inc. (a)	2.91%	07/21/42	683,737
500,000	Goldman Sachs Group (The), Inc. (a)	3.44%	02/24/43	369,364
1,500,000	Morgan Stanley (a)	3.62%	04/17/25	1,464,461
1,000,000	Morgan Stanley (a)	0.86%	10/21/25	918,140
1,000,000	Morgan Stanley (a)	1.16%	10/21/25	921,179
800,000	Morgan Stanley	3.88%	01/27/26	775,336
500,000	Morgan Stanley (a)	2.19%	04/28/26	465,062
1,000,000	Morgan Stanley (a)	4.68%	07/17/26	983,824
1,000,000	Morgan Stanley (a)	1.59%	05/04/27	878,395
1,000,000	Morgan Stanley (a)	2.48%	01/21/28	889,949
1,050,000	Morgan Stanley (a)	4.21%	04/20/28	1,000,260
500,000	Morgan Stanley (a)	3.77%	01/24/29	458,739
500,000	Morgan Stanley (a)	4.43%	01/23/30	466,363
500,000	Morgan Stanley (a)	2.70%	01/22/31	414,247
1,000,000	Morgan Stanley (a)	1.93%	04/28/32	756,862
2,500,000	Morgan Stanley (a)	2.24%	07/21/32	1,923,973
1,000,000	Morgan Stanley (a)	2.51%	10/20/32	785,238
1,000,000	Morgan Stanley (a)	2.94%	01/21/33	811,566
1,000,000	Morgan Stanley (a)	4.89%	07/20/33	942,453
1,000,000	Morgan Stanley (a)	2.48%	09/16/36	727,390

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$500,000	Morgan Stanley (a)	5.30%	04/20/37	$458,543
500,000	Morgan Stanley (a)	3.97%	07/22/38	422,834
500,000	Morgan Stanley (a)	4.46%	04/22/39	440,895
1,000,000	Morgan Stanley (a)	3.22%	04/22/42	743,937
1,000,000	Morgan Stanley (a)	2.80%	01/25/52	619,954
				44,924,401
	Chemicals – 0.3%
250,000	Dow Chemical (The) Co.	2.10%	11/15/30	201,485
250,000	Dow Chemical (The) Co.	4.80%	05/15/49	212,218
1,000,000	International Flavors & Fragrances, Inc. (b)	1.23%	10/01/25	884,298
500,000	International Flavors & Fragrances, Inc. (b)	1.83%	10/15/27	420,415
500,000	International Flavors & Fragrances, Inc. (b)	2.30%	11/01/30	397,833
500,000	International Flavors & Fragrances, Inc. (b)	3.27%	11/15/40	358,512
500,000	International Flavors & Fragrances, Inc. (b)	3.47%	12/01/50	340,620
500,000	Sherwin-Williams (The) Co.	2.90%	03/15/52	313,479
				3,128,860
	Consumer Finance – 0.3%
250,000	GE Capital Funding LLC	4.55%	05/15/32	238,052
1,000,000	General Motors Financial Co., Inc.	1.50%	06/10/26	869,625
2,000,000	General Motors Financial Co., Inc.	2.40%	10/15/28	1,662,041
				2,769,718
	Diversified Telecommunication Services – 1.7%
3,000,000	AT&T, Inc.	1.70%	03/25/26	2,707,059
500,000	AT&T, Inc.	2.30%	06/01/27	445,456
500,000	AT&T, Inc.	1.65%	02/01/28	423,113
462,000	AT&T, Inc.	4.30%	02/15/30	436,111
500,000	AT&T, Inc.	2.75%	06/01/31	415,617
500,000	AT&T, Inc.	2.25%	02/01/32	393,209
1,392,000	AT&T, Inc.	2.55%	12/01/33	1,073,845
1,186,000	AT&T, Inc.	3.50%	09/15/53	805,810
504,000	AT&T, Inc.	3.55%	09/15/55	338,557
1,044,000	AT&T, Inc.	3.65%	09/15/59	703,603
1,500,000	Verizon Communications, Inc.	1.45%	03/20/26	1,348,313
500,000	Verizon Communications, Inc.	2.10%	03/22/28	434,814
1,119,000	Verizon Communications, Inc.	4.02%	12/03/29	1,047,791
500,000	Verizon Communications, Inc.	1.75%	01/20/31	389,097
500,000	Verizon Communications, Inc.	2.55%	03/21/31	412,414
2,003,000	Verizon Communications, Inc.	2.36%	03/15/32	1,593,081
500,000	Verizon Communications, Inc.	2.65%	11/20/40	339,336
500,000	Verizon Communications, Inc.	3.40%	03/22/41	377,929
500,000	Verizon Communications, Inc.	2.88%	11/20/50	315,628
1,000,000	Verizon Communications, Inc.	3.55%	03/22/51	717,003
1,000,000	Verizon Communications, Inc.	3.88%	03/01/52	763,282
				15,481,068
	Electric Utilities – 7.8%
500,000	AEP Texas, Inc.	4.70%	05/15/32	480,461
1,000,000	AEP Texas, Inc.	3.45%	05/15/51	710,318
500,000	AEP Texas, Inc.	5.25%	05/15/52	481,114
250,000	AEP Transmission Co., LLC	4.00%	12/01/46	197,657
900,000	AEP Transmission Co., LLC	4.25%	09/15/48	755,103
2,000,000	AEP Transmission Co., LLC	2.75%	08/15/51	1,277,826
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$1,980,000	Alabama Power Co.	3.75%	09/01/27	$1,900,435
500,000	Alabama Power Co.	3.45%	10/01/49	362,559
1,000,000	Alabama Power Co.	3.13%	07/15/51	683,630
1,282,000	American Electric Power Co., Inc.	2.03%	03/15/24	1,236,683
2,500,000	American Electric Power Co., Inc.	1.00%	11/01/25	2,235,434
1,000,000	American Electric Power Co., Inc.	5.75%	11/01/27	1,028,206
500,000	American Electric Power Co., Inc.	5.95%	11/01/32	523,652
2,542,000	American Transmission Systems, Inc. (b)	2.65%	01/15/32	2,092,899
1,000,000	Appalachian Power Co.	2.70%	04/01/31	825,056
2,000,000	Appalachian Power Co.	4.50%	08/01/32	1,870,712
250,000	Baltimore Gas & Electric Co.	3.20%	09/15/49	177,091
250,000	Baltimore Gas & Electric Co.	2.90%	06/15/50	166,456
1,000,000	Commonwealth Edison Co.	2.55%	06/15/26	929,517
500,000	Commonwealth Edison Co.	4.00%	03/01/49	406,932
500,000	Duke Energy Carolinas LLC	2.85%	03/15/32	424,481
500,000	Duke Energy Carolinas LLC	3.55%	03/15/52	375,940
2,000,000	Duke Energy Corp.	5.00%	12/08/25	1,997,911
2,000,000	Duke Energy Corp.	5.00%	12/08/27	1,992,263
500,000	Duke Energy Corp.	4.30%	03/15/28	482,034
750,000	Duke Energy Corp.	2.55%	06/15/31	612,986
1,000,000	Duke Energy Corp.	4.50%	08/15/32	939,694
2,500,000	Duke Energy Corp.	3.30%	06/15/41	1,828,430
2,000,000	Duke Energy Corp.	3.50%	06/15/51	1,397,579
2,500,000	Duke Energy Corp.	5.00%	08/15/52	2,231,900
1,000,000	Duke Energy Progress LLC	4.00%	04/01/52	805,144
2,000,000	Exelon Corp. (b)	2.75%	03/15/27	1,837,148
1,000,000	Exelon Corp. (b)	3.35%	03/15/32	871,285
1,500,000	Exelon Corp. (b)	4.10%	03/15/52	1,206,572
2,900,000	FirstEnergy Transmission LLC (b)	4.35%	01/15/25	2,828,158
500,000	Indiana Michigan Power Co.	3.75%	07/01/47	373,344
250,000	Indiana Michigan Power Co.	4.25%	08/15/48	204,039
500,000	Indiana Michigan Power Co.	3.25%	05/01/51	342,546
500,000	NextEra Energy Capital Holdings, Inc.	4.20%	06/20/24	493,698
3,000,000	NextEra Energy Capital Holdings, Inc.	4.26%	09/01/24	2,961,236
1,500,000	NextEra Energy Capital Holdings, Inc.	4.45%	06/20/25	1,482,861
5,000,000	NextEra Energy Capital Holdings, Inc.	4.63%	07/15/27	4,924,565
2,000,000	Ohio Edison Co. (b)	5.50%	01/15/33	1,988,057
2,500,000	Ohio Power Co.	2.90%	10/01/51	1,637,998
1,000,000	Pacific Gas and Electric Co.	1.70%	11/15/23	968,159
1,000,000	Pacific Gas and Electric Co.	4.95%	06/08/25	985,499
1,000,000	Pacific Gas and Electric Co.	5.45%	06/15/27	987,713
1,000,000	Pacific Gas and Electric Co.	3.00%	06/15/28	866,429
500,000	Pacific Gas and Electric Co.	3.25%	06/01/31	407,629
500,000	PECO Energy Co.	3.90%	03/01/48	410,297
4,000,000	PECO Energy Co.	4.38%	08/15/52	3,541,452
1,000,000	Southern (The) Co.	5.15%	10/06/25	1,007,539
1,000,000	Southern (The) Co.	5.70%	10/15/32	1,026,033
500,000	Southern California Edison Co.	5.85%	11/01/27	515,528
500,000	Southern California Edison Co.	2.50%	06/01/31	413,272
1,500,000	Southern California Edison Co.	2.75%	02/01/32	1,260,251
500,000	Southern California Edison Co.	3.65%	06/01/51	365,964
1,500,000	Southern California Edison Co.	3.45%	02/01/52	1,074,317
500,000	Southwestern Electric Power Co.	2.75%	10/01/26	460,825
1,382,000	Virginia Electric & Power Co.	2.95%	11/15/26	1,289,909
500,000	Virginia Electric & Power Co.	3.75%	05/15/27	477,953

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$475,000	Virginia Electric & Power Co.	4.45%	02/15/44	$409,541
1,000,000	Virginia Electric & Power Co.	4.00%	11/15/46	789,382
250,000	Virginia Electric & Power Co.	3.80%	09/15/47	192,336
500,000	Virginia Electric & Power Co.	4.60%	12/01/48	435,636
500,000	Virginia Electric & Power Co.	4.63%	05/15/52	439,082
				70,906,356
	Equity Real Estate Investment Trusts – 0.1%
500,000	Crown Castle, Inc.	1.05%	07/15/26	432,612
500,000	Crown Castle, Inc.	2.10%	04/01/31	395,277
				827,889
	Gas Utilities – 0.0%
500,000	Southern Co. Gas Capital Corp.	4.40%	05/30/47	398,485
	Health Care Equipment & Supplies – 0.4%
1,000,000	Alcon Finance Corp. (b)	5.38%	12/06/32	1,008,221
500,000	Baxter International, Inc.	1.92%	02/01/27	444,004
1,000,000	Baxter International, Inc.	2.27%	12/01/28	854,706
1,000,000	Baxter International, Inc.	2.54%	02/01/32	796,988
1,000,000	Baxter International, Inc.	3.13%	12/01/51	649,741
				3,753,660
	Health Care Providers & Services – 4.3%
1,143,000	Centene Corp.	4.25%	12/15/27	1,074,498
2,000,000	Centene Corp.	2.45%	07/15/28	1,691,940
1,000,000	Centene Corp.	2.50%	03/01/31	784,398
1,750,000	CVS Health Corp.	2.63%	08/15/24	1,682,156
1,000,000	CVS Health Corp.	4.10%	03/25/25	986,219
1,000,000	CVS Health Corp.	3.88%	07/20/25	976,800
1,500,000	CVS Health Corp.	1.30%	08/21/27	1,272,280
800,000	CVS Health Corp.	1.75%	08/21/30	632,299
500,000	CVS Health Corp.	1.88%	02/28/31	393,402
2,500,000	CVS Health Corp.	2.13%	09/15/31	1,988,545
500,000	CVS Health Corp.	2.70%	08/21/40	347,304
1,250,000	CVS Health Corp.	5.05%	03/25/48	1,128,294
1,000,000	Elevance Health, Inc.	5.35%	10/15/25	1,012,119
500,000	Elevance Health, Inc.	2.55%	03/15/31	421,326
500,000	Elevance Health, Inc.	4.10%	05/15/32	466,564
1,000,000	Elevance Health, Inc.	3.60%	03/15/51	752,435
500,000	Elevance Health, Inc.	4.55%	05/15/52	437,088
1,000,000	Elevance Health, Inc.	6.10%	10/15/52	1,072,350
1,000,000	HCA, Inc.	2.38%	07/15/31	780,848
2,500,000	HCA, Inc.	3.50%	07/15/51	1,614,026
1,000,000	Humana, Inc.	5.75%	03/01/28	1,022,896
2,500,000	UnitedHealth Group, Inc.	5.00%	10/15/24	2,512,379
1,000,000	UnitedHealth Group, Inc.	3.75%	07/15/25	978,532
2,500,000	UnitedHealth Group, Inc.	5.15%	10/15/25	2,531,225
2,500,000	UnitedHealth Group, Inc.	5.25%	02/15/28	2,560,264
3,500,000	UnitedHealth Group, Inc.	5.30%	02/15/30	3,615,263
1,000,000	UnitedHealth Group, Inc.	5.35%	02/15/33	1,034,984
2,000,000	UnitedHealth Group, Inc.	5.88%	02/15/53	2,172,685
1,000,000	UnitedHealth Group, Inc.	6.05%	02/15/63	1,092,332
1,000,000	Universal Health Services, Inc. (b)	1.65%	09/01/26	858,196
500,000	Universal Health Services, Inc. (b)	2.65%	10/15/30	399,095
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Care Providers & Services (Continued)
$1,000,000	Universal Health Services, Inc. (b)	2.65%	01/15/32	$766,193
				39,058,935
	Insurance – 0.4%
700,000	Brown & Brown, Inc.	4.20%	09/15/24	687,394
750,000	Brown & Brown, Inc.	2.38%	03/15/31	572,331
1,000,000	Marsh & McLennan Cos., Inc.	5.75%	11/01/32	1,048,956
1,000,000	Marsh & McLennan Cos., Inc.	6.25%	11/01/52	1,115,512
				3,424,193
	IT Services – 0.3%
1,000,000	CDW LLC/CDW Finance Corp.	2.67%	12/01/26	889,693
1,000,000	Fiserv, Inc.	3.20%	07/01/26	937,126
500,000	Fiserv, Inc.	3.50%	07/01/29	451,528
250,000	Fiserv, Inc.	2.65%	06/01/30	210,734
500,000	Fiserv, Inc.	4.40%	07/01/49	408,071
				2,897,152
	Life Sciences Tools & Services – 0.8%
1,000,000	PerkinElmer, Inc.	1.90%	09/15/28	829,961
500,000	PerkinElmer, Inc.	2.25%	09/15/31	393,029
3,775,000	Thermo Fisher Scientific, Inc.	4.80%	11/21/27	3,793,967
500,000	Thermo Fisher Scientific, Inc.	4.95%	11/21/32	508,664
2,000,000	Thermo Fisher Scientific, Inc.	2.80%	10/15/41	1,480,287
				7,005,908
	Media – 1.6%
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	01/15/29	2,016,782
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.30%	02/01/32	369,480
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	06/01/41	654,865
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	03/01/42	1,610,086
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.80%	03/01/50	364,944
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.70%	04/01/51	611,662
2,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.90%	06/01/52	1,263,064
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.40%	12/01/61	643,438
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	5.50%	04/01/63	383,389
375,000	Comcast Corp.	5.25%	11/07/25	380,329
2,000,000	Comcast Corp.	5.35%	11/15/27	2,046,133
1,500,000	Comcast Corp.	5.50%	11/15/32	1,568,921
500,000	Comcast Corp.	3.25%	11/01/39	391,505
1,000,000	Comcast Corp.	3.75%	04/01/40	828,874
500,000	Comcast Corp.	4.00%	08/15/47	401,702
500,000	Comcast Corp.	3.45%	02/01/50	364,994
543,000	Comcast Corp.	2.94%	11/01/56	338,283
				14,238,451

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Multi-Utilities – 1.4%
$1,000,000	CenterPoint Energy, Inc.	1.45%	06/01/26	$887,957
2,000,000	Consolidated Edison Co. of New York, Inc.	6.15%	11/15/52	2,153,667
1,600,000	Dominion Energy South Carolina, Inc.	2.30%	12/01/31	1,295,086
1,185,000	Dominion Energy, Inc.	3.07%	08/15/24	1,142,576
2,500,000	Dominion Energy, Inc.	1.45%	04/15/26	2,228,570
2,500,000	Dominion Energy, Inc.	5.38%	11/15/32	2,485,806
2,500,000	Dominion Energy, Inc.	3.30%	04/15/41	1,860,232
495,000	Dominion Energy, Inc.	4.70%	12/01/44	423,815
				12,477,709
	Oil, Gas & Consumable Fuels – 2.4%
500,000	BP Capital Markets America, Inc.	3.41%	02/11/26	480,598
500,000	BP Capital Markets America, Inc.	3.94%	09/21/28	478,457
500,000	BP Capital Markets America, Inc.	1.75%	08/10/30	399,750
2,500,000	BP Capital Markets America, Inc.	2.72%	01/12/32	2,090,404
1,000,000	BP Capital Markets America, Inc.	3.06%	06/17/41	744,281
1,000,000	BP Capital Markets America, Inc.	3.00%	03/17/52	663,799
500,000	Diamondback Energy, Inc.	3.50%	12/01/29	439,756
1,000,000	Diamondback Energy, Inc.	3.13%	03/24/31	830,486
2,151,000	Energy Transfer L.P.	4.50%	04/15/24	2,121,464
663,000	Energy Transfer L.P.	3.90%	05/15/24	646,098
250,000	Energy Transfer L.P.	4.20%	04/15/27	236,312
500,000	Energy Transfer L.P.	4.00%	10/01/27	467,466
500,000	Energy Transfer L.P.	5.55%	02/15/28	496,615
1,250,000	Energy Transfer L.P.	5.25%	04/15/29	1,211,353
1,000,000	Energy Transfer L.P.	5.75%	02/15/33	980,285
250,000	Energy Transfer L.P.	5.30%	04/15/47	209,224
500,000	Energy Transfer L.P.	5.40%	10/01/47	425,760
250,000	Energy Transfer L.P.	6.00%	06/15/48	226,524
2,250,000	Energy Transfer L.P.	6.25%	04/15/49	2,103,047
500,000	Pioneer Natural Resources Co.	1.13%	01/15/26	446,196
250,000	Plains All American Pipeline L.P./PAA Finance Corp.	3.80%	09/15/30	217,858
1,000,000	Plains All American Pipeline L.P./PAA Finance Corp.	4.90%	02/15/45	778,593
500,000	Sabine Pass Liquefaction LLC	5.00%	03/15/27	491,027
250,000	Sabine Pass Liquefaction LLC	4.20%	03/15/28	235,443
500,000	Targa Resources Corp.	4.95%	04/15/52	397,819
1,500,000	Targa Resources Corp.	6.25%	07/01/52	1,423,318
250,000	Williams (The) Cos., Inc.	3.50%	11/15/30	219,180
1,000,000	Williams (The) Cos., Inc.	2.60%	03/15/31	811,667
625,000	Williams (The) Cos., Inc.	4.90%	01/15/45	534,472
270,000	Williams (The) Cos., Inc.	5.10%	09/15/45	237,333
1,000,000	Williams (The) Cos., Inc.	4.85%	03/01/48	849,910
				21,894,495
	Pharmaceuticals – 0.5%
500,000	Astrazeneca Finance LLC	1.75%	05/28/28	430,077
1,000,000	Astrazeneca Finance LLC	2.25%	05/28/31	834,391
2,000,000	Zoetis, Inc.	5.40%	11/14/25	2,042,137
1,000,000	Zoetis, Inc.	5.60%	11/16/32	1,039,843
				4,346,448
	Road & Rail – 0.6%
3,000,000	CSX Corp.	4.10%	11/15/32	2,821,842
1,500,000	CSX Corp.	4.50%	11/15/52	1,310,532
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Road & Rail (Continued)
$1,500,000	Norfolk Southern Corp.	4.55%	06/01/53	$1,312,167
				5,444,541
	Semiconductors & Semiconductor Equipment – 0.4%
500,000	Broadcom, Inc. (b)	1.95%	02/15/28	423,178
107,000	Broadcom, Inc.	4.15%	11/15/30	96,150
500,000	Broadcom, Inc. (b)	2.45%	02/15/31	394,977
250,000	Broadcom, Inc.	4.30%	11/15/32	221,052
250,000	Broadcom, Inc. (b)	2.60%	02/15/33	188,315
383,000	Broadcom, Inc. (b)	3.42%	04/15/33	308,118
500,000	Broadcom, Inc. (b)	3.47%	04/15/34	400,351
642,000	Broadcom, Inc. (b)	4.93%	05/15/37	562,364
500,000	Broadcom, Inc. (b)	3.50%	02/15/41	356,828
500,000	Broadcom, Inc. (b)	3.75%	02/15/51	347,341
				3,298,674
	Software – 1.9%
1,000,000	Fortinet, Inc.	1.00%	03/15/26	876,499
1,000,000	Fortinet, Inc.	2.20%	03/15/31	772,094
1,000,000	Oracle Corp.	2.50%	04/01/25	943,718
787,000	Oracle Corp.	5.80%	11/10/25	805,494
750,000	Oracle Corp.	6.15%	11/09/29	780,250
2,500,000	Oracle Corp.	6.25%	11/09/32	2,624,450
500,000	Oracle Corp.	6.50%	04/15/38	520,401
1,900,000	Oracle Corp.	5.38%	07/15/40	1,751,512
500,000	Oracle Corp.	3.65%	03/25/41	370,980
500,000	Oracle Corp.	3.60%	04/01/50	338,725
500,000	Oracle Corp.	3.95%	03/25/51	358,410
2,000,000	Oracle Corp.	6.90%	11/09/52	2,151,330
2,500,000	Salesforce.com, Inc.	3.70%	04/11/28	2,402,627
1,250,000	Salesforce.com, Inc.	2.70%	07/15/41	897,199
500,000	VMware, Inc.	1.40%	08/15/26	436,510
500,000	VMware, Inc.	1.80%	08/15/28	409,175
1,000,000	VMware, Inc.	2.20%	08/15/31	761,257
				17,200,631
	Water Utilities – 0.1%
1,500,000	American Water Capital Corp.	3.85%	03/01/24	1,476,714
	Wireless Telecommunication Services – 1.2%
2,500,000	T-Mobile USA, Inc.	3.50%	04/15/25	2,406,429
1,000,000	T-Mobile USA, Inc.	1.50%	02/15/26	896,543
500,000	T-Mobile USA, Inc.	3.75%	04/15/27	471,711
750,000	T-Mobile USA, Inc.	2.05%	02/15/28	645,399
750,000	T-Mobile USA, Inc.	2.55%	02/15/31	614,508
500,000	T-Mobile USA, Inc.	2.25%	11/15/31	394,575
1,500,000	T-Mobile USA, Inc.	5.20%	01/15/33	1,491,280
1,500,000	T-Mobile USA, Inc.	3.00%	02/15/41	1,064,120
1,000,000	T-Mobile USA, Inc.	3.30%	02/15/51	671,736
1,500,000	T-Mobile USA, Inc.	5.65%	01/15/53	1,460,439
1,000,000	T-Mobile USA, Inc.	5.80%	09/15/62	973,591
				11,090,331
	Total Corporate Bonds and Notes			383,898,588
	(Cost $436,563,450)

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 4.0%
$7,095,000	U.S. Treasury Bond	4.00%	11/15/42	$6,948,666
1,925,000	U.S. Treasury Bond	3.00%	08/15/52	1,586,621
1,750,000	U.S. Treasury Note (c)	0.13%	06/30/23	1,711,213
2,930,000	U.S. Treasury Note	4.50%	11/30/24	2,930,343
4,000,000	U.S. Treasury Note	4.50%	11/15/25	4,024,687
415,000	U.S. Treasury Note	4.00%	12/15/25	412,406
9,925,000	U.S. Treasury Note	3.88%	11/30/27	9,872,273
450,000	U.S. Treasury Note	3.88%	12/31/27	447,469
1,140,000	U.S. Treasury Note	3.88%	11/30/29	1,132,608
75,000	U.S. Treasury Note	3.88%	12/31/29	74,643
6,872,000	U.S. Treasury Note	4.13%	11/15/32	7,014,272
	Total U.S. Government Bonds and Notes			36,155,201
	(Cost $36,629,814)
FOREIGN CORPORATE BONDS AND NOTES – 1.5%
	Banks – 0.5%
1,500,000	Barclays PLC (a)	1.01%	12/10/24	1,428,399
500,000	BNP Paribas S.A. (a) (b)	3.05%	01/13/31	410,817
1,000,000	BNP Paribas S.A. (a) (b)	2.87%	04/19/32	784,319
500,000	UBS Group AG (a) (b)	1.36%	01/30/27	438,412
1,250,000	UBS Group AG (a) (b)	1.49%	08/10/27	1,076,984
1,000,000	UBS Group AG (a) (b)	2.10%	02/11/32	755,148
				4,894,079
	Biotechnology – 0.1%
500,000	CSL Finance PLC (b)	4.75%	04/27/52	450,683
	Commercial Services & Supplies – 0.1%
1,000,000	Waste Connections, Inc.	3.20%	06/01/32	860,667
	Oil, Gas & Consumable Fuels – 0.2%
500,000	Canadian Natural Resources Ltd.	6.25%	03/15/38	496,666
1,000,000	Enbridge, Inc.	1.60%	10/04/26	877,120
1,000,000	Enbridge, Inc.	2.50%	08/01/33	771,995
				2,145,781
	Pharmaceuticals – 0.2%
1,000,000	AstraZeneca PLC	3.00%	05/28/51	706,194
1,500,000	Royalty Pharma PLC	2.15%	09/02/31	1,137,958
				1,844,152
	Road & Rail – 0.4%
1,000,000	Canadian National Railway Co.	3.85%	08/05/32	932,175
1,000,000	Canadian Pacific Railway Co.	1.75%	12/02/26	892,516
1,000,000	Canadian Pacific Railway Co.	2.45%	12/02/31	830,900
500,000	Canadian Pacific Railway Co.	3.00%	12/02/41	379,071
500,000	Canadian Pacific Railway Co.	3.10%	12/02/51	338,472
				3,373,134
	Total Foreign Corporate Bonds and Notes			13,568,496
	(Cost $16,345,198)
	Total Investments – 98.8%			898,785,596
	(Cost $913,582,841)

Net Other Assets and Liabilities – 1.2%	10,786,579
Net Assets – 100.0%	$909,572,175
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Futures Contracts (See Note 2E - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Short	100	Mar 2023	$ (10,792,969)	$(2,344)
U.S. Treasury Ultra 10-Year Notes	Short	50	Mar 2023	(5,914,062)	8,656
U.S. Treasury Ultra Bonds	Short	7	Mar 2023	(940,188)	(2,023)
				$(17,647,219)	$4,289

(a)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2022, securities noted as such amounted to $23,155,337 or 2.5% of net assets.
(c)	All or a portion of this security is segregated as collateral for open futures contracts. At December 31, 2022, the segregated value of this security amounts to $1,626,646 or 0.2% of net assets.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 461,920,699	$ 461,920,699	$ —	$ —
Real Estate Investment Trusts*	3,242,612	3,242,612	—	—
Corporate Bonds and Notes*	383,898,588	—	383,898,588	—
U.S. Government Bonds and Notes	36,155,201	—	36,155,201	—
Foreign Corporate Bonds and Notes*	13,568,496	—	13,568,496	—
Total Investments	898,785,596	465,163,311	433,622,285	—
Futures Contracts**	8,656	8,656	—	—
Total	$ 898,794,252	$ 465,171,967	$ 433,622,285	$—

LIABILITIES TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (4,367)	$ (4,367)	$ —	$ —

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 25.1%
	Aerospace & Defense – 0.4%
275	Northrop Grumman Corp.	$150,043
	Banks – 1.7%
1,962	JPMorgan Chase & Co.	263,104
1,295	M&T Bank Corp.	187,853
3,874	US Bancorp	168,945
		619,902
	Beverages – 0.4%
762	PepsiCo, Inc.	137,663
	Biotechnology – 0.4%
949	AbbVie, Inc.	153,368
	Capital Markets – 0.4%
1,393	Intercontinental Exchange, Inc.	142,908
	Communications Equipment – 0.5%
747	Motorola Solutions, Inc.	192,509
	Construction & Engineering – 0.4%
1,158	Quanta Services, Inc.	165,015
	Containers & Packaging – 0.2%
609	Packaging Corp. of America	77,897
	Electric Utilities – 2.0%
758	Alliant Energy Corp.	41,849
1,047	American Electric Power Co., Inc.	99,413
160	Constellation Energy Corp.	13,794
2,663	Enel S.p.A., ADR	14,220
462	Evergy, Inc.	29,074
1,040	Exelon Corp.	44,959
313	Iberdrola S.A., ADR	14,636
405	IDACORP, Inc.	43,679
680	NextEra Energy, Inc.	56,848
4,285	OGE Energy Corp.	169,472
3,993	PPL Corp.	116,675
849	Southern (The) Co.	60,627
627	Xcel Energy, Inc.	43,959
		749,205
	Electrical Equipment – 0.3%
762	Eaton Corp PLC	119,596
	Electronic Equipment, Instruments & Components – 0.2%
728	TE Connectivity Ltd.	83,574
	Energy Equipment & Services – 0.6%
6,898	Archrock, Inc.	61,944
4,279	Halliburton Co.	168,379
		230,323
	Food & Staples Retailing – 0.4%
998	Walmart, Inc.	141,506
	Food Products – 0.4%
1,471	Ingredion, Inc.	144,055
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities – 1.0%
8,040	AltaGas Ltd. (CAD)	$138,830
247	Atmos Energy Corp.	27,681
1,836	National Fuel Gas Co.	116,219
578	New Jersey Resources Corp.	28,680
745	ONE Gas, Inc.	56,411
		367,821
	Health Care Equipment & Supplies – 0.9%
1,315	Abbott Laboratories	144,374
1,628	Medtronic PLC	126,528
334	STERIS PLC	61,687
		332,589
	Health Care Providers & Services – 1.5%
873	AmerisourceBergen Corp.	144,665
2,141	CVS Health Corp.	199,520
405	UnitedHealth Group, Inc.	214,723
		558,908
	Hotels, Restaurants & Leisure – 0.7%
1,036	Darden Restaurants, Inc.	143,310
1,311	Starbucks Corp.	130,051
		273,361
	Independent Power & Renewable Electricity Producers – 0.4%
508	AES (The) Corp.	14,610
4,764	Clearway Energy, Inc., Class A	142,539
		157,149
	Industrial Conglomerates – 0.2%
353	Honeywell International, Inc.	75,648
	IT Services – 0.8%
482	Accenture PLC, Class A	128,617
731	Visa, Inc., Class A	151,872
		280,489
	Machinery – 0.3%
360	Parker-Hannifin Corp.	104,760
	Media – 0.3%
3,063	Comcast Corp., Class A	107,113
	Metals & Mining – 0.3%
2,252	Newmont Corp.	106,294
	Multi-Utilities – 1.5%
1,823	Atco Ltd., Class I (CAD)	57,060
949	CenterPoint Energy, Inc.	28,460
229	CMS Energy Corp.	14,503
4,351	Public Service Enterprise Group, Inc.	266,586
1,076	Sempra Energy	166,285
449	WEC Energy Group, Inc.	42,098
		574,992
	Oil, Gas & Consumable Fuels – 5.0%
1,257	Cheniere Energy, Inc.	188,500
2,288	ConocoPhillips	269,984

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
4,357	DT Midstream, Inc.	$240,768
2,209	Enbridge, Inc.	86,372
1,875	EOG Resources, Inc.	242,850
1,173	Hess Corp.	166,355
5,274	Keyera Corp. (CAD)	115,257
6,532	Kinder Morgan, Inc.	118,098
1,346	ONEOK, Inc.	88,432
2,092	Targa Resources Corp.	153,762
2,035	TC Energy Corp.	81,115
3,504	Williams (The) Cos., Inc.	115,282
		1,866,775
	Pharmaceuticals – 0.8%
772	Johnson & Johnson	136,374
1,410	Merck & Co., Inc.	156,439
		292,813
	Road & Rail – 0.3%
568	Union Pacific Corp.	117,616
	Semiconductors & Semiconductor Equipment – 0.4%
246	Broadcom, Inc.	137,546
	Software – 1.3%
392	Intuit, Inc.	152,574
797	Microsoft Corp.	191,137
1,833	Oracle Corp.	149,829
		493,540
	Specialty Retail – 0.5%
2,530	TJX (The) Cos., Inc.	201,388
	Technology Hardware, Storage & Peripherals – 0.3%
776	Apple, Inc.	100,826
	Textiles, Apparel & Luxury Goods – 0.3%
828	NIKE, Inc., Class B	96,884
	Total Common Stocks	9,354,076
	(Cost $8,006,393)
REAL ESTATE INVESTMENT TRUSTS – 12.7%
	Health Care REITs – 2.6%
10,356	CareTrust REIT, Inc.	192,414
6,328	Omega Healthcare Investors, Inc.	176,868
15,249	Sabra Health Care REIT, Inc.	189,545
4,550	Ventas, Inc.	204,977
3,007	Welltower, Inc.	197,109
		960,913
	Hotel & Resort REITs – 1.0%
12,025	Apple Hospitality REIT, Inc.	189,755
10,762	Host Hotels & Resorts, Inc.	172,730
		362,485
	Industrial REITs – 1.0%
1,696	Prologis, Inc.	191,190
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Industrial REITs (Continued)
5,971	STAG Industrial, Inc.	$192,923
		384,113
	Office REITs – 0.5%
1,312	Alexandria Real Estate Equities, Inc.	191,119
	Residential REITs – 1.5%
1,685	Camden Property Trust	188,517
6,220	Invitation Homes, Inc.	184,361
1,219	Mid-America Apartment Communities, Inc.	191,371
		564,249
	Retail REITs – 2.0%
8,880	Kimco Realty Corp.	188,078
8,754	Kite Realty Group Trust	184,272
2,927	Realty Income Corp.	185,660
1,681	Simon Property Group, Inc.	197,484
		755,494
	Specialized REITs – 4.1%
915	American Tower Corp.	193,852
1,216	Extra Space Storage, Inc.	178,971
3,887	Gaming and Leisure Properties, Inc.	202,474
1,821	Life Storage, Inc.	179,368
674	Public Storage	188,848
667	SBA Communications Corp.	186,967
6,079	VICI Properties, Inc.	196,960
5,969	Weyerhaeuser Co.	185,039
		1,512,479
	Total Real Estate Investment Trusts	4,730,852
	(Cost $4,814,348)
MASTER LIMITED PARTNERSHIPS – 6.9%
	Chemicals – 0.2%
3,942	Westlake Chemical Partners, L.P.	92,637
	Independent Power & Renewable Electricity Producers – 0.6%
3,070	NextEra Energy Partners, L.P. (a)	215,176
	Oil, Gas & Consumable Fuels – 6.1%
4,004	Cheniere Energy Partners, L.P.	227,708
32,444	Energy Transfer, L.P.	385,110
19,318	Enterprise Products Partners, L.P.	465,950
5,426	Hess Midstream, L.P., Class A (a)	162,346
7,272	Holly Energy Partners, L.P.	131,769
9,401	Magellan Midstream Partners, L.P.	472,024
4,572	MPLX, L.P.	150,145
21,535	Plains GP Holdings, L.P., Class A	267,895
		2,262,947
	Total Master Limited Partnerships	2,570,760
	(Cost $1,994,950)

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 6.7%
$15,367	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/23	$15,185
95,791	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/24	93,765
54,354	U.S. Treasury Inflation Indexed Bond (b)	0.50%	04/15/24	52,862
81,831	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/24	79,202
62,724	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/24	60,414
119,530	U.S. Treasury Inflation Indexed Bond (b)	0.25%	01/15/25	114,678
7,905	U.S. Treasury Inflation Indexed Bond (b)	2.38%	01/15/25	7,913
71,532	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/25	68,185
86,710	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/25	83,296
67,764	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/25	64,416
79,015	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/26	75,867
47,297	U.S. Treasury Inflation Indexed Bond (b)	2.00%	01/15/26	47,251
71,591	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/26	67,325
72,109	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/26	67,970
65,435	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/26	61,356
80,190	U.S. Treasury Inflation Indexed Bond (b)	0.38%	01/15/27	75,647
29,555	U.S. Treasury Inflation Indexed Bond (b)	2.38%	01/15/27	30,157
64,384	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/27	60,025
69,441	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/27	65,473
33,199	U.S. Treasury Inflation Indexed Bond (b)	1.63%	10/15/27	33,175
80,947	U.S. Treasury Inflation Indexed Bond (b)	0.50%	01/15/28	76,154
41,253	U.S. Treasury Inflation Indexed Bond (b)	1.75%	01/15/28	41,244
25,796	U.S. Treasury Inflation Indexed Bond (b)	3.63%	04/15/28	28,126
75,982	U.S. Treasury Inflation Indexed Bond (b)	0.75%	07/15/28	72,415
81,436	U.S. Treasury Inflation Indexed Bond (b)	0.88%	01/15/29	77,626
26,373	U.S. Treasury Inflation Indexed Bond (b)	2.50%	01/15/29	27,511
29,005	U.S. Treasury Inflation Indexed Bond (b)	3.88%	04/15/29	32,607
87,379	U.S. Treasury Inflation Indexed Bond (b)	0.25%	07/15/29	80,042
74,131	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/30	66,633
77,876	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/30	69,777
77,847	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/31	69,188
77,833	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/31	68,828
87,081	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/32	76,340
13,431	U.S. Treasury Inflation Indexed Bond (b)	3.38%	04/15/32	15,386
71,798	U.S. Treasury Inflation Indexed Bond (b)	0.63%	07/15/32	65,822
31,712	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/40	33,596
50,079	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/41	53,096
47,215	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/42	39,561
46,145	U.S. Treasury Inflation Indexed Bond (b)	0.63%	02/15/43	37,271
45,777	U.S. Treasury Inflation Indexed Bond (b)	1.38%	02/15/44	42,556
43,408	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/45	35,145
38,990	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/46	33,152
35,802	U.S. Treasury Inflation Indexed Bond (b)	0.88%	02/15/47	29,385
35,046	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/48	29,533
26,055	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/49	21,805
27,820	U.S. Treasury Inflation Indexed Bond (b)	0.25%	02/15/50	18,787
32,050	U.S. Treasury Inflation Indexed Bond (b)	0.13%	02/15/51	20,673
32,116	U.S. Treasury Inflation Indexed Bond (b)	0.13%	02/15/52	20,832
	Total U.S. Government Bonds and Notes			2,507,253
	(Cost $2,830,647)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 1.0%
	Collateralized Mortgage Obligations – 0.7%
	Fannie Mae REMICS
0	Series 1993-1, Class KA	7.90%	01/01/23	0
13	Series 1993-119, Class H	6.50%	07/01/23	13
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Fannie Mae REMICS (Continued)
$146	Series 1993-178, Class PK	6.50%	09/01/23	$147
19	Series 1993-62, Class E	7.00%	04/01/23	19
17	Series 1995-24, Class G	6.50%	04/01/23	16
547	Series 1999-56, Class Z	7.00%	12/01/29	562
589	Series 2002-67, Class PE	5.50%	11/01/32	597
13,810	Series 2002-9, Class MS, IO, 1 Mo. LIBOR x -1 + 8.10% (c)	3.71%	03/25/32	1,449
2,507	Series 2002-90, Class A1	6.50%	06/01/42	2,602
903	Series 2003-14, Class AQ	3.50%	03/01/33	874
1,130	Series 2003-41, Class OA	4.00%	05/01/33	1,106
18,885	Series 2004-10, Class ZB	6.00%	02/01/34	19,286
6,869	Series 2005-79, Class NF, 1 Mo. LIBOR + 0.41% (d)	4.80%	09/25/35	6,759
13,264	Series 2007-10, Class Z	6.00%	02/01/37	13,602
620	Series 2012-35, Class PL	2.00%	11/01/41	563
230	Series 2013-14, Class QE	1.75%	03/01/43	195
8,638	Series 2013-31, Class NT	3.00%	04/01/43	8,063
	FHLMC-GNMA
0	Series 1993-5, Class HA	7.50%	02/01/23	0
55	Series 1994-27, Class D	7.00%	03/01/24	55
	Freddie Mac REMICS
235	Series 1993-1487, Class P, IO, 1 Mo. LIBOR x -1 + 9.50% (c) (e)	5.18%	03/15/23	1
294	Series 1994-1673, Class FB, 10 Yr. Constant Maturity Treasury Rate - 0.50% (d)	3.29%	02/01/24	293
14	Series 1996-1847, Class LL	7.50%	04/01/26	14
4,190	Series 1998-2033, Class IA, IO	7.00%	02/01/28	339
1,265	Series 1999-2130, Class KB	6.38%	03/01/29	1,291
18,034	Series 1999-2174, Class PN	6.00%	07/01/29	18,226
2,269	Series 2001-2277, Class B	7.50%	01/01/31	2,450
21,319	Series 2003-2647, Class LS, 1 Mo. LIBOR x -2.5 + 14.00% (c)	3.70%	07/01/33	19,219
14,157	Series 2004-2768, Class PW	4.25%	03/01/34	13,643
2,000	Series 2004-2778, Class MM	5.25%	04/01/34	2,009
18,302	Series 2006-3199, Class DS, IO, 1 Mo. LIBOR x -1 + 7.15% (c)	2.83%	08/15/36	1,440
8,074	Series 2010-3775, Class KZ	4.00%	08/01/25	7,686
23,902	Series 2013-4178, Class ZN	3.50%	03/01/43	19,392
	Government National Mortgage Association
15,435	Series 2002-92, Class PB	5.50%	12/01/32	15,394
35,980	Series 2007-35, Class NE	6.00%	06/01/37	36,966
109	Series 2009-29, Class TA	4.50%	03/01/39	109
49,000	Series 2009-61, Class QE	5.50%	08/01/39	49,901
2,645	Series 2011-136, Class GB	2.50%	05/01/40	2,624
				246,905
	Pass-through Security – 0.3%
	Federal Home Loan Mortgage Corporation
3,026	Pool C01252	6.50%	11/01/31	3,128
18,768	Pool G01731	6.50%	12/01/29	19,282
11,954	Pool G06358	4.00%	04/01/41	11,506
	Federal National Mortgage Association
6,915	Pool 890383	4.00%	01/01/42	6,648
0	Pool AD0659	6.00%	02/01/23	0
10,203	Pool AL0791	4.00%	02/01/41	9,809
15,255	Pool AU4289	4.00%	09/01/43	14,638
2,331	Pool MA0561	4.00%	11/01/40	2,241
11,363	Pool MA1028	4.00%	04/01/42	10,923

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-through Security (Continued)
	Government National Mortgage Association
$10,171	Pool 667422	5.00%	10/01/39	$10,394
5,788	Pool 706201	5.50%	04/01/39	5,897
8,660	Pool 736558	5.00%	02/01/40	8,693
10,179	Pool 759248	4.00%	02/01/41	9,840
				112,999
	Total U.S. Government Agency Mortgage-Backed Securities			359,904
	(Cost $395,597)
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Credit Suisse First Boston Mortgage Securities Corp.
299	Series 2004-6, Class 2A1	4.75%	09/25/19	0
	MASTR Alternative Loan Trust
601	Series 2004-10, Class 2A1	5.50%	10/01/19	541
27	Series 2005-1, Class 5A1	5.50%	01/01/20	23
	MASTR Asset Securitization Trust
4,132	Series 2004-1, Class 5A4	5.50%	02/01/34	3,904
	Structured Asset Mortgage Investments Trust
3,307	Series 1999-1, Class 2A (f)	3.91%	06/01/29	3,374
	Total Mortgage-Backed Securities			7,842
	(Cost $8,359)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 45.9%
124,159	First Trust Institutional Preferred Securities and Income ETF (g)	2,211,272
52,249	First Trust Limited Duration Investment Grade Corporate ETF (g)	975,489
500	First Trust Long Duration Opportunities ETF (g)	10,943
24,750	First Trust Low Duration Opportunities ETF (g)	1,173,397
42,212	First Trust Preferred Securities and Income ETF (g)	709,162
104,587	First Trust Senior Loan ETF (g)	4,663,534
64,981	First Trust Tactical High Yield ETF (g)	2,530,360
16,150	iShares 7-10 Year Treasury Bond ETF	1,546,847
21,895	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,308,390
10,500	iShares MBS ETF	973,875
	Total Exchange-Traded Funds	17,103,269
	(Cost $18,739,403)

Total Investments – 98.3%	36,633,956
(Cost $36,789,697)
Net Other Assets and Liabilities – 1.7%	630,799
Net Assets – 100.0%	$37,264,755

(a)	This security is taxed as a “C” corporation for federal income tax purposes.
(b)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(c)	Inverse floating rate security.
(d)	Floating or variable rate security.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2022
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	Investment in an affiliated fund.

ADR	American Depositary Receipt
CAD	Canadian Dollar
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 9,354,076	$ 9,354,076	$ —	$ —
Real Estate Investment Trusts*	4,730,852	4,730,852	—	—
Master Limited Partnerships*	2,570,760	2,570,760	—	—
U.S. Government Bonds and Notes	2,507,253	—	2,507,253	—
U.S. Government Agency Mortgage-Backed Securities	359,904	—	359,904	—
Mortgage-Backed Securities	7,842	—	7,842	—
Exchange-Traded Funds	17,103,269	17,103,269	—	—
Total Investments	$ 36,633,956	$ 33,758,957	$ 2,874,999	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Portfolio of Investments
December 31, 2022
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.1%
	Capital Markets – 99.1%
45,602	First Trust Brazil AlphaDEX® Fund (a)	$477,453
25,624	First Trust Developed Markets ex-US AlphaDEX® Fund (a)	1,223,034
57,921	First Trust Emerging Markets AlphaDEX® Fund (a)	1,218,079
67,764	First Trust Energy AlphaDEX® Fund (a)	1,158,087
390,000	First Trust Enhanced Short Maturity ETF (a)	23,181,600
10,709	First Trust India NIFTY 50 Equal Weight ETF (a)	467,662
22,335	First Trust Industrials/Producer Durables AlphaDEX® Fund (a)	1,150,476
11,774	First Trust Japan AlphaDEX® Fund (a)	499,924
28,902	First Trust Latin America AlphaDEX® Fund (a)	484,687
18,413	First Trust Materials AlphaDEX® Fund (a)	1,115,644
14,492	First Trust Mid Cap Core AlphaDEX® Fund (a)	1,272,832
29,652	First Trust Mid Cap Value AlphaDEX® Fund (a)	1,274,146
42,766	First Trust Nasdaq Food & Beverage ETF (a)	1,156,820
43,064	First Trust Nasdaq Oil & Gas ETF (a)	1,204,069
28,106	First Trust Small Cap Value AlphaDEX® Fund (a)	1,265,282
9,175	First Trust Switzerland AlphaDEX® Fund (a)	503,524
29,715	iShares Core U.S. Aggregate Bond ETF	2,882,058
41,710	SPDR Blackstone Senior Loan ETF	1,705,939
56,521	SPDR Bloomberg Investment Grade Floating Rate ETF	1,717,673
39,967	SPDR FTSE International Government Inflation-Protected Bond ETF	1,646,640
58,272	SPDR Portfolio Short Term Corporate Bond ETF	1,712,031

Total Investments – 99.1%	47,317,660
(Cost $48,552,588)
Net Other Assets and Liabilities – 0.9%	449,198
Net Assets – 100.0%	$47,766,858

(a)	Investment in an affiliated fund.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 47,317,660	$ 47,317,660	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 94.3%
	Aerospace & Defense – 5.7%
6,542	General Dynamics Corp.	$1,623,136
3,491	Lockheed Martin Corp.	1,698,337
3,037	Northrop Grumman Corp.	1,657,017
		4,978,490
	Air Freight & Logistics – 4.0%
17,075	Expeditors International of Washington, Inc.	1,774,434
9,587	United Parcel Service, Inc., Class B	1,666,604
		3,441,038
	Beverages – 6.1%
28,361	Coca-Cola (The) Co.	1,804,043
18,120	Monster Beverage Corp. (a)	1,839,724
9,171	PepsiCo, Inc.	1,656,833
		5,300,600
	Biotechnology – 6.0%
10,792	AbbVie, Inc.	1,744,095
6,300	Amgen, Inc.	1,654,632
22,487	Incyte Corp. (a)	1,806,156
		5,204,883
	Building Products – 2.1%
10,956	Trane Technologies PLC	1,841,594
	Capital Markets – 8.0%
6,557	Moody’s Corp.	1,826,911
27,487	Nasdaq, Inc.	1,686,328
15,715	Raymond James Financial, Inc.	1,679,148
5,363	S&P Global, Inc.	1,796,283
		6,988,670
	Chemicals – 2.3%
6,578	Air Products and Chemicals, Inc.	2,027,734
	Communications Equipment – 2.0%
37,082	Cisco Systems, Inc.	1,766,586
	Electrical Equipment – 2.1%
19,085	Emerson Electric Co.	1,833,305
	Electronic Equipment, Instruments & Components – 3.7%
22,182	Amphenol Corp., Class A	1,688,937
49,304	Corning, Inc.	1,574,770
		3,263,707
	Food & Staples Retailing – 3.6%
3,319	Costco Wholesale Corp.	1,515,123
11,602	Walmart, Inc.	1,645,048
		3,160,171
Shares	Description	Value

	Health Care Equipment & Supplies – 4.3%
16,696	Abbott Laboratories	$1,833,054
25,390	Hologic, Inc. (a)	1,899,426
		3,732,480
	Health Care Providers & Services – 7.4%
10,743	AmerisourceBergen Corp.	1,780,222
3,106	Elevance Health, Inc.	1,593,285
4,404	Molina Healthcare, Inc. (a)	1,454,289
2,974	UnitedHealth Group, Inc.	1,576,755
		6,404,551
	Household Products – 2.2%
12,343	Procter & Gamble (The) Co.	1,870,705
	Industrial Conglomerates – 4.0%
13,587	3M Co.	1,629,353
8,682	Honeywell International, Inc.	1,860,553
		3,489,906
	Insurance – 3.8%
20,131	Principal Financial Group, Inc.	1,689,394
22,244	W.R. Berkley Corp.	1,614,247
		3,303,641
	IT Services – 11.4%
5,888	Accenture PLC, Class A	1,571,154
6,819	Automatic Data Processing, Inc.	1,628,786
26,329	Cognizant Technology Solutions Corp., Class A	1,505,756
5,249	Mastercard, Inc., Class A	1,825,235
14,150	Paychex, Inc.	1,635,174
8,337	Visa, Inc., Class A	1,732,095
		9,898,200
	Life Sciences Tools & Services – 2.0%
3,195	Thermo Fisher Scientific, Inc.	1,759,455
	Machinery – 1.9%
6,818	Cummins, Inc.	1,651,933
	Pharmaceuticals – 11.7%
21,979	Bristol-Myers Squibb Co.	1,581,389
4,657	Eli Lilly & Co.	1,703,717
9,407	Johnson & Johnson	1,661,746
16,589	Merck & Co., Inc.	1,840,549
35,308	Pfizer, Inc.	1,809,182
10,781	Zoetis, Inc.	1,579,956
		10,176,539
	Total Common Stocks	82,094,188
	(Cost $79,061,189)

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 3.6%
	Specialized REITs – 3.6%
5,423	Public Storage	$1,519,470
52,974	Weyerhaeuser Co.	1,642,194
	Total Real Estate Investment Trusts	3,161,664
	(Cost $3,374,024)
	Total Investments – 97.9%	85,255,852
	(Cost $82,435,213)
	Net Other Assets and Liabilities – 2.1%	1,843,075
	Net Assets – 100.0%	$87,098,927

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 82,094,188	$ 82,094,188	$ —	$ —
Real Estate Investment Trusts*	3,161,664	3,161,664	—	—
Total Investments	$ 85,255,852	$ 85,255,852	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments
December 31, 2022
Shares	Description	Value
COMMON STOCKS – 94.9%
	Air Freight & Logistics – 1.8%
7,700	SG Holdings Co., Ltd.	$107,368
	Automobiles – 1.7%
2,165	Kia Corp. (a)	102,142
	Banks – 1.8%
1,636	Toronto-Dominion Bank (The)	105,929
	Beverages – 3.9%
898	Carlsberg A.S., Class B	119,340
1,237	Heineken N.V.	116,366
		235,706
	Biotechnology – 2.0%
606	CSL Ltd.	118,728
	Capital Markets – 6.1%
658	Deutsche Boerse AG	113,683
3,200	Hong Kong Exchanges & Clearing Ltd.	138,242
8,000	Japan Exchange Group, Inc.	115,666
		367,591
	Chemicals – 3.9%
1,410	Croda International PLC	112,573
1,000	Shin-Etsu Chemical Co., Ltd.	123,629
		236,202
	Electrical Equipment – 3.9%
3,846	ABB Ltd.	116,713
1,456	Legrand S.A.	116,613
		233,326
	Electronic Equipment, Instruments & Components – 1.9%
2,400	Hamamatsu Photonics K.K.	115,574
	Entertainment – 1.8%
2,600	Nintendo Co., Ltd.	109,595
	Food & Staples Retailing – 1.8%
2,424	Alimentation Couche-Tard, Inc.	106,520
	Food Products – 3.8%
57	Barry Callebaut AG	112,749
988	Nestle S.A.	114,480
		227,229
	Health Care Providers & Services – 1.8%
5,267	Sonic Healthcare Ltd.	107,473
	Hotels, Restaurants & Leisure – 3.6%
4,645	Aristocrat Leisure Ltd.	96,521
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
5,063	Compass Group PLC	$117,368
		213,889
	Household Products – 1.8%
1,554	Reckitt Benckiser Group PLC	108,101
	Industrial Conglomerates – 1.7%
2,900	Toshiba Corp.	101,712
	Insurance – 7.7%
723	Intact Financial Corp.	104,077
2,313	Sampo Oyj, Class A	120,876
2,505	Sun Life Financial, Inc.	116,277
254	Zurich Insurance Group AG	121,499
		462,729
	IT Services – 5.4%
1,332	CGI, Inc. (b)	114,814
4,400	Nomura Research Institute Ltd.	104,434
700	Obic Co., Ltd.	103,528
		322,776
	Leisure Products – 1.7%
1,600	Bandai Namco Holdings, Inc.	101,359
	Machinery – 2.1%
655	Schindler Holding AG	123,187
	Personal Products – 4.0%
341	L’Oreal S.A.	121,772
2,339	Unilever PLC	118,256
		240,028
	Pharmaceuticals – 7.7%
4,400	Chugai Pharmaceutical Co., Ltd.	112,917
662	Merck KGaA	128,193
1,359	Novartis AG	122,856
321	Roche Holding AG	100,849
		464,815
	Professional Services – 5.7%
4,429	Bureau Veritas S.A.	116,677
49	SGS S.A.	113,935
1,050	Wolters Kluwer N.V.	109,879
		340,491
	Real Estate Management & Development – 1.9%
1,100	Daito Trust Construction Co., Ltd.	113,487
	Road & Rail – 1.8%
916	Canadian National Railway Co.	108,810
	Software – 3.9%
75	Constellation Software, Inc.	117,095

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
13,033	Sage Group (The) PLC	$117,479
		234,574
	Technology Hardware, Storage & Peripherals – 1.9%
2,630	Samsung Electronics Co., Ltd. (a)	115,935
	Textiles, Apparel & Luxury Goods – 4.0%
233	Kering S.A.	118,597
168	LVMH Moet Hennessy Louis Vuitton SE	122,270
		240,867
	Trading Companies & Distributors – 3.8%
1,802	Brenntag SE	115,197
3,423	Bunzl PLC	114,174
		229,371
	Total Investments – 94.9%	5,695,514
	(Cost $5,702,683)
	Net Other Assets and Liabilities – 5.1%	307,987
	Net Assets – 100.0%	$6,003,501

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At December 31, 2022, securities noted as such are valued at $218,077 or 3.6% of net assets.
(b)	Non-income producing security.

Country Allocation†	% of Net Assets
Japan	20.1%
Switzerland	15.4
Canada	12.9
United Kingdom	11.5
France	9.9
Germany	6.0
Australia	5.4
Netherlands	3.8
South Korea	3.6
Hong Kong	2.3
Finland	2.0
Denmark	2.0
Total Investments	94.9
Net Other Assets and Liabilities	5.1
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Automobiles	$ 102,142	$ —	$ 102,142	$ —
Technology Hardware, Storage & Peripherals	115,935	—	115,935	—
Other Industry Categories*	5,477,437	5,477,437	—	—
Total Investments	$ 5,695,514	$ 5,477,437	$ 218,077	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Assets and Liabilities
December 31, 2022
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
ASSETS:
Investments, at value - Unaffiliated	$ 898,785,596	$ 24,359,799	$ 9,664,341
Investments, at value - Affiliated	—	12,274,157	37,653,319
Total investments, at value	898,785,596	36,633,956	47,317,660
Cash	9,108,364	675,832	522,195
Foreign currency	—	1,331	—
Receivables:
Interest	4,097,925	8,199	—
Investment securities sold	2,025,359	791,434	—
Dividends	825,641	36,462	19,471
Fund shares sold	16,240	297	7,041
Variation margin	15,219	—	—
Dividend reclaims	—	847	—
From investment advisor	—	1,077	—
Prepaid expenses	6,688	278	395
Total Assets	914,881,032	38,149,713	47,866,762
LIABILITIES:
Payables:
Investment securities purchased	3,775,830	778,132	—
Investment advisory fees	598,413	—	10,584
Fund shares redeemed	334,369	2,925	904
12b-1 distribution and service fees	196,043	8,008	10,096
Administrative service fees	157,113	6,431	8,180
Licensing fees	69,467	—	11,995
Administrative fees	61,976	3,901	13,928
Audit and tax fees	36,974	61,207	29,500
Shareholder reporting fees	33,218	1,497	1,052
Custodian fees	19,584	6,597	9,792
Transfer agent fees	14,727	9,916	2,869
Commitment fees	6,521	2,849	—
Legal fees	3,732	151	220
Financial reporting fees	771	771	771
Trustees’ fees and expenses	16	13	13
Other liabilities	103	2,560	—
Total Liabilities	5,308,857	884,958	99,904
NET ASSETS	$909,572,175	$37,264,755	$47,766,858
NET ASSETS consist of:
Paid-in capital	$ 909,383,555	$ 36,273,066	$ 51,789,891
Accumulated distributable earnings (loss)	188,620	991,689	(4,023,033)
NET ASSETS	$909,572,175	$37,264,755	$47,766,858
Investments, at cost - Unaffiliated	$913,582,841	$23,275,365	$10,512,697
Investments, at cost - Affiliated	$—	$13,514,332	$38,039,891
Total Investments, at cost	$913,582,841	$36,789,697	$48,552,588
Foreign currency, at cost	$—	$1,335	$—
Class I Shares:
NET ASSETS	$907,939,089	$37,121,360	$47,163,839
NET ASSET VALUE, per share	$12.47	$11.13	$10.49
Number of Shares outstanding	72,826,688	3,336,420	4,495,170
Class II Shares:
NET ASSETS	$1,633,086	$143,395	$603,019
NET ASSET VALUE, per share	$12.50	$11.12	$10.41
Number of Shares outstanding	130,642	12,891	57,934

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$ 85,255,852	$ 5,695,514
—	—
85,255,852	5,695,514
1,903,774	336,821
—	1,339

—	—
—	—
59,738	6,713
17,097	—
—	—
—	6,402
—	10,688
574	113
87,237,035	6,057,590

—	—
22,804	—
28,880	1,288
18,219	1,049
14,827	1,004
6,197	717
4,241	5,106
29,586	32,922
904	682
1,360	778
10,019	9,740
—	—
289	19
771	771
11	13
—	—
138,108	54,089
$ 87,098,927	$ 6,003,501

$ 87,420,492	$ 6,612,466
(321,565)	(608,965)
$ 87,098,927	$ 6,003,501
$82,435,213	$5,702,683
$—	$—
$82,435,213	$5,702,683
$—	$1,350

$ 85,560,512	$ 5,049,065
$12.69	$10.75
6,742,922	469,864

$ 1,538,415	$ 954,436
$12.69	$10.75
121,204	88,760
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Operations
For the Year Ended December 31, 2022
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
INVESTMENT INCOME:
Interest	$ 13,620,652	$ 199,888	$ 10,154
Dividends - Unaffiliated	11,358,687	479,115	432,073
Dividends - Affiliated	—	646,962	870,461
Foreign withholding tax on dividend income	(18,413)	(6,295)	—
Other	—	10	—
Total investment income	24,960,926	1,319,680	1,312,688
EXPENSES:
Investment advisory fees	5,672,876	229,878	190,304
12b-1 distribution and/or service fees:
Class I	2,359,717	95,389	134,153
Administrative service fees	1,890,928	76,379	108,779
Administrative fees	512,823	17,291	53,311
Licensing fees	352,193	—	54,373
Expenses previously waived or reimbursed	150,233	—	—
Custodian fees	103,851	40,656	15,360
Transfer agent fees	93,998	58,536	59,032
Commitment fees	73,074	33,365	—
Legal fees	68,634	4,137	3,614
Audit and tax fees	37,131	60,659	28,962
Trustees’ fees and expenses	18,900	18,384	18,384
Financial reporting fees	9,250	9,250	9,250
Shareholder reporting fees	(20,903)	12,646	10,070
Other	19,067	6,123	1,024
Total expenses	11,341,772	662,693	686,616
Fees waived and expenses reimbursed by the investment advisor	—	(345,090)	(236,543)
Net expenses	11,341,772	317,603	450,073
NET INVESTMENT INCOME (LOSS)	13,619,154	1,002,077	862,615
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	9,804,771	1,475,222	(1,314,739)
Investments - Affiliated	—	(210,438)	(1,490,626)
Futures contracts	4,804,496	—	—
Foreign currency transactions	—	(279)	—
Net realized gain (loss)	14,609,267	1,264,505	(2,805,365)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(159,781,624)	(3,885,767)	(641,774)
Investments - Affiliated	—	(1,490,581)	(8,239,680)
Futures contracts	117,954	—	—
Foreign currency translation	—	(60)	—
Net change in unrealized appreciation (depreciation)	(159,663,670)	(5,376,408)	(8,881,454)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(145,054,403)	(4,111,903)	(11,686,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(131,435,249)	$(3,109,826)	$(10,824,204)

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$8,548	$670
1,209,764	119,793
—	—
—	(17,089)
—	—
1,218,312	103,374

343,333	27,887

168,566	9,320
137,057	6,568
37,026	21,922
20,600	6,394
—	—
9,189	8,383
59,741	57,212
—	—
4,684	322
42,867	46,487
18,357	18,322
9,250	9,250
17,725	16,652
2,313	1,411
870,708	230,130
(118,374)	(176,656)
752,334	53,474
465,978	49,900

(3,113,168)	(589,086)
—	—
—	—
—	799
(3,113,168)	(588,287)

(3,232,212)	(363,690)
—	—
—	—
—	27
(3,232,212)	(363,663)
(6,345,380)	(951,950)
$(5,879,402)	$(902,050)
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets
	First Trust/Dow Jones Dividend & Income Allocation Portfolio		First Trust Multi Income Allocation Portfolio
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 13,619,154	$ 10,294,681	$ 1,002,077	$ 791,951
Net realized gain (loss)	14,609,267	118,247,642	1,264,505	1,454,649
Net change in unrealized appreciation (depreciation)	(159,663,670)	(8,969,992)	(5,376,408)	1,985,048
Net increase (decrease) in net assets resulting from operations	(131,435,249)	119,572,331	(3,109,826)	4,231,648
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(131,536,646)	(17,747,847)	(1,663,388)	(829,833)
Class II Shares	(224,108)	(30,791)	(7,380)	(3,905)
Total distributions to shareholders from investment operations	(131,760,754)	(17,778,638)	(1,670,768)	(833,738)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	49,426,948	51,602,753	5,865,430	7,333,516
Proceeds from shares reinvested	131,760,754	17,778,638	1,670,768	833,738
Cost of shares redeemed	(90,334,579)	(91,423,655)	(5,910,244)	(3,606,134)
Net increase (decrease) in net assets resulting from capital transactions	90,853,123	(22,042,264)	1,625,954	4,561,120
Total increase (decrease) in net assets	(172,342,880)	79,751,429	(3,154,640)	7,959,030
NET ASSETS:
Beginning of period	1,081,915,055	1,002,163,626	40,419,395	32,460,365
End of period	$ 909,572,175	$ 1,081,915,055	$ 37,264,755	$ 40,419,395

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio		First Trust Capital Strength Portfolio		First Trust International Developed Capital Strength Portfolio
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$ 862,615	$ 250,807	$ 465,978	$ 227,505	$ 49,900	$ 30,978
(2,805,365)	7,561,460	(3,113,168)	2,814,452	(588,287)	357,755
(8,881,454)	(493,895)	(3,232,212)	5,314,204	(363,663)	89,271
(10,824,204)	7,318,372	(5,879,402)	8,356,161	(902,050)	478,004

(8,220,598)	(2,030,687)	(622,719)	(2,838,606)	(44,922)	(303,060)
(110,833)	(10,083)	(14,736)	(66,846)	(12,172)	(106,977)
(8,331,431)	(2,040,770)	(637,455)	(2,905,452)	(57,094)	(410,037)

4,818,002	20,250,393	41,605,287	41,837,961	3,507,677	2,214,540
8,331,431	2,040,770	637,455	2,905,452	57,094	410,037
(15,030,017)	(8,631,517)	(9,029,288)	(5,252,127)	(661,741)	(571,162)
(1,880,584)	13,659,646	33,213,454	39,491,286	2,903,030	2,053,415
(21,036,219)	18,937,248	26,696,597	44,941,995	1,943,886	2,121,382

68,803,077	49,865,829	60,402,330	15,460,335	4,059,615	1,938,233
$ 47,766,858	$ 68,803,077	$ 87,098,927	$ 60,402,330	$ 6,003,501	$ 4,059,615
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 16.63	$ 15.07	$ 14.68	$ 12.82	$ 13.73
Income from investment operations:
Net investment income (loss)	0.20	0.16 (a)	0.21 (a)	0.23	0.21
Net realized and unrealized gain (loss)	(2.32)	1.67	0.85	2.39	(0.88)
Total from investment operations	(2.12)	1.83	1.06	2.62	(0.67)
Distributions paid to shareholders from:
Net investment income	(0.19)	(0.15)	(0.21)	(0.22)	(0.21)
Net realized gain	(1.85)	(0.12)	(0.46)	(0.54)	(0.03)
Total distributions	(2.04)	(0.27)	(0.67)	(0.76)	(0.24)
Net asset value, end of period	$12.47	$16.63	$15.07	$14.68	$12.82
Total return (b) (c)	(12.20)%	12.25%	7.81%	20.77%	(4.92)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 907,939	$ 1,080,143	$ 1,000,640	$ 961,210	$ 767,616
Ratio of total expenses to average net assets	1.20%	1.19%	1.21%	1.21%	1.22%
Ratio of net expenses to average net assets	1.20%	1.19%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	1.44%	0.99%	1.49%	1.65%	1.56%
Portfolio turnover rate	119%	120%	105%	89%	76%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 16.67	$ 15.11	$ 14.71	$ 12.85	$ 13.75
Income from investment operations:
Net investment income (loss)	0.24	0.20 (a)	0.24 (a)	0.28 (a)	0.25 (a)
Net realized and unrealized gain (loss)	(2.33)	1.67	0.86	2.38	(0.88)
Total from investment operations	(2.09)	1.87	1.10	2.66	(0.63)
Distributions paid to shareholders from:
Net investment income	(0.23)	(0.19)	(0.24)	(0.26)	(0.24)
Net realized gain	(1.85)	(0.12)	(0.46)	(0.54)	(0.03)
Total distributions	(2.08)	(0.31)	(0.70)	(0.80)	(0.27)
Net asset value, end of period	$12.50	$16.67	$15.11	$14.71	$12.85
Total return (b) (c)	(12.02)%	12.50%	8.13%	21.02%	(4.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,633	$ 1,772	$ 1,524	$ 1,318	$ 44
Ratio of total expenses to average net assets	0.95%	0.94%	0.96%	0.97%	0.97%
Ratio of net expenses to average net assets	0.95%	0.94%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.71%	1.24%	1.74%	2.00%	1.79%
Portfolio turnover rate	119%	120%	105%	89%	76%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 12.60	$ 11.44	$ 11.55	$ 10.17	$ 10.89
Income from investment operations:
Net investment income (loss)	0.31	0.27 (a)	0.22	0.26	0.23
Net realized and unrealized gain (loss)	(1.27)	1.17	0.05	1.40	(0.71)
Total from investment operations	(0.96)	1.44	0.27	1.66	(0.48)
Distributions paid to shareholders from:
Net investment income	(0.34)	(0.28)	(0.24)	(0.27)	(0.24)
Net realized gain	(0.17)	—	(0.14)	(0.01)	—
Total distributions	(0.51)	(0.28)	(0.38)	(0.28)	(0.24)
Net asset value, end of period	$11.13	$12.60	$11.44	$11.55	$10.17
Total return (b) (c)	(7.52)%	12.69%	2.49%	16.38%	(4.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 37,121	$ 40,243	$ 32,345	$ 31,012	$ 24,451
Ratio of total expenses to average net assets (d)	1.73%	1.81%	1.77%	1.80%	2.09%
Ratio of net expenses to average net assets (d)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	2.61%	2.22%	2.04%	2.42%	2.29%
Portfolio turnover rate	50%	36%	49%	30%	40%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 12.60	$ 11.43	$ 11.54	$ 10.17	$ 10.88
Income from investment operations:
Net investment income (loss)	0.33	0.30 (a)	0.24 (a)	0.30	0.26
Net realized and unrealized gain (loss)	(1.27)	1.18	0.05	1.38	(0.70)
Total from investment operations	(0.94)	1.48	0.29	1.68	(0.44)
Distributions paid to shareholders from:
Net investment income	(0.37)	(0.31)	(0.26)	(0.30)	(0.27)
Net realized gain	(0.17)	—	(0.14)	(0.01)	—
Total distributions	(0.54)	(0.31)	(0.40)	(0.31)	(0.27)
Net asset value, end of period	$11.12	$12.60	$11.43	$11.54	$10.17
Total return (b) (c)	(7.37)%	13.07%	2.74%	16.57%	(4.11)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 143	$ 177	$ 115	$ 150	$ 142
Ratio of total expenses to average net assets (d)	1.48%	1.56%	1.49%	1.56%	1.83%
Ratio of net expenses to average net assets (d)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.84%	2.50%	2.25%	2.66%	2.49%
Portfolio turnover rate	50%	36%	49%	30%	40%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 15.10	$ 13.68	$ 12.37	$ 10.45	$ 11.41
Income from investment operations:
Net investment income (loss)	0.20	0.06	0.06	0.08	0.04
Net realized and unrealized gain (loss)	(2.75)	1.83	1.31	2.10	(0.95)
Total from investment operations	(2.55)	1.89	1.37	2.18	(0.91)
Distributions paid to shareholders from:
Net investment income	(0.18)	(0.06)	(0.06)	(0.08)	(0.03)
Net realized gain	(1.88)	(0.41)	—	(0.18)	(0.02)
Total distributions	(2.06)	(0.47)	(0.06)	(0.26)	(0.05)
Net asset value, end of period	$10.49	$15.10	$13.68	$12.37	$10.45
Total return (a) (b)	(17.05)%	13.87%	11.09%	20.87%	(8.00)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 47,164	$ 67,914	$ 49,762	$ 50,843	$ 38,277
Ratio of total expenses to average net assets (c)	1.21%	1.16%	1.35%	1.23%	1.40%
Ratio of net expenses to average net assets (c)	0.83%	0.72%	0.83%	0.77%	0.74%
Ratio of net investment income (loss) to average net assets	1.58%	0.39%	0.48%	0.62%	0.48%
Portfolio turnover rate	220%	78%	284%	34%	70%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 15.00	$ 13.63	$ 12.37	$ 10.44	$ 11.40
Income from investment operations:
Net investment income (loss)	0.25	0.08	0.09	0.10	0.07
Net realized and unrealized gain (loss)	(2.75)	1.79	1.26	2.12	(0.95)
Total from investment operations	(2.50)	1.87	1.35	2.22	(0.88)
Distributions paid to shareholders from:
Net investment income	(0.21)	(0.09)	(0.09)	(0.11)	(0.06)
Net realized gain	(1.88)	(0.41)	—	(0.18)	(0.02)
Total distributions	(2.09)	(0.50)	(0.09)	(0.29)	(0.08)
Net asset value, end of period	$10.41	$15.00	$13.63	$12.37	$10.44
Total return (a) (b)	(16.81)%	13.84%	10.96%	21.29%	(7.77)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 603	$ 889	$ 104	$ 109	$ 84
Ratio of total expenses to average net assets (c)	4.92%	6.52%	34.33%	26.37%	32.62%
Ratio of net expenses to average net assets (c)	0.58%	0.47%	0.57%	0.52%	0.49%
Ratio of net investment income (loss) to average net assets	1.80%	0.97%	0.72%	0.87%	0.73%
Portfolio turnover rate	220%	78%	284%	34%	70%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Year Ended		Period Ended
Class I Shares	12/31/2022	12/31/2021	12/31/2020 (a)
Net asset value, beginning of period	$ 14.33	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.08	0.07	0.02
Net realized and unrealized gain (loss)	(1.61)	2.95	2.39
Total from investment operations	(1.53)	3.02	2.41
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.07)	(0.02)
Net realized gain	(0.03)	(0.68)	(0.33)
Total distributions	(0.11)	(0.75)	(0.35)
Net asset value, end of period	$12.69	$14.33	$12.06
Total return (b) (c)	(10.68)%	25.29%	24.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 85,561	$ 59,093	$ 14,831
Ratio of total expenses to average net assets	1.27%	1.52%	4.37% (d)
Ratio of net expenses to average net assets	1.10%	1.10%	1.10% (d)
Ratio of net investment income (loss) to average net assets	0.67%	0.65%	0.60% (d)
Portfolio turnover rate	133%	115%	79%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Year Ended		Period Ended
Class II Shares	12/31/2022	12/31/2021	12/31/2020 (a)
Net asset value, beginning of period	$ 14.33	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.11	0.10	0.04
Net realized and unrealized gain (loss)	(1.61)	2.95	2.39
Total from investment operations	(1.50)	3.05	2.43
Distributions paid to shareholders from:
Net investment income	(0.11)	(0.10)	(0.04)
Net realized gain	(0.03)	(0.68)	(0.33)
Total distributions	(0.14)	(0.78)	(0.37)
Net asset value, end of period	$12.69	$14.33	$12.06
Total return (b) (c)	(10.46)%	25.60%	24.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,538	$ 1,309	$ 629
Ratio of total expenses to average net assets	1.03%	1.33%	6.90% (d)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	0.90%	0.91%	0.84% (d)
Portfolio turnover rate	133%	115%	79%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Year Ended		Period Ended
Class I Shares	12/31/2022	12/31/2021	12/31/2020 (a)
Net asset value, beginning of period	$ 13.50	$ 12.68	$ 10.00
Income from investment operations:
Net investment income (loss)	0.14	0.16	0.01
Net realized and unrealized gain (loss)	(2.76)	2.22	3.57
Total from investment operations	(2.62)	2.38	3.58
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.25)	(0.06)
Net realized gain	(0.04)	(1.31)	(0.84)
Total distributions	(0.13)	(1.56)	(0.90)
Net asset value, end of period	$10.75	$13.50	$12.68
Total return (b) (c)	(19.38)%	19.24%	36.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 5,049	$ 3,059	$ 1,199
Ratio of total expenses to average net assets	5.00%	7.59%	20.98% (d)
Ratio of net expenses to average net assets	1.20%	1.20%	1.20% (d)
Ratio of net investment income (loss) to average net assets	1.02%	0.89%	0.14% (d)
Portfolio turnover rate	76%	83%	52%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Year Ended		Period Ended
Class II Shares	12/31/2022	12/31/2021	12/31/2020 (a)
Net asset value, beginning of period	$ 13.50	$ 12.69	$ 10.00
Income from investment operations:
Net investment income (loss)	0.16	0.21	0.03
Net realized and unrealized gain (loss)	(2.77)	2.19	3.58
Total from investment operations	(2.61)	2.40	3.61
Distributions paid to shareholders from:
Net investment income	(0.10)	(0.25)	(0.08)
Net realized gain	(0.04)	(1.34)	(0.84)
Total distributions	(0.14)	(1.59)	(0.92)
Net asset value, end of period	$10.75	$13.50	$12.69
Total return (b) (c)	(19.28)%	19.44%	36.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 954	$ 1,000	$ 739
Ratio of total expenses to average net assets	4.75%	8.07%	20.95% (d)
Ratio of net expenses to average net assets	0.95%	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	1.27%	1.51%	0.37% (d)
Portfolio turnover rate	76%	83%	52%

(a)	The Fund’s shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Variable Insurance Trust
December 31, 2022
1. Organization
First Trust Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of five series (each a “Fund” and collectively, the “Funds”), First Trust/Dow Jones Dividend & Income Allocation Portfolio (“First Trust Dow Jones”), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio (“First Trust Multi Income”), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio (“First Trust Dorsey Wright”), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio (“First Trust Capital Strength”), which commenced operations on May 1, 2020, and First Trust International Developed Capital Strength Portfolio (“First Trust International”), which commenced operations on May 1, 2020. Each Fund’s shares are sold only to variable insurance accounts (each an “Account”) to fund the benefits of the variable annuity and variable life insurance contracts (each a “Contract” and collectively, the “Contracts”) issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a “Participating Insurance Company”).
First Trust Dow Jones’ investment objective seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions, at the time of purchase at least 80% of the Fund’s net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. (“First Trust” or the “Advisor”) reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.
First Trust Dow Jones’ fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated “BBB–” or higher by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc. or “Baa3” or higher by Moody’s Investors Service, Inc., and those short-term debt securities rated “A-3” or higher by Standard & Poor’s Financial Services LLC, “F3” or higher by Fitch Ratings, Inc. or “Prime 3” or higher by Moody’s Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the “Bond Index”) and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite AverageTM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds (“ETFs”) that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities. The Fund may also invest in companies with various market capitalizations and when-issued, to-be-announced (“TBA”) and delayed delivery securities.
First Trust Multi Income’s primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio management teams.
The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.
First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.
In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. The Fund also invests in the equity securities of domestic and foreign issuers (including emerging markets) listed

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). The Fund may invest in equity securities issued by small, mid or large capitalization companies. The Fund may also invest in bank loans, covenant-lite loans, hybrid capital securities, senior loans and when-issued, TBA and delayed delivery securities.
First Trust Dorsey Wright’s investment objective seeks to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund’s shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures approved by the Trust’s Board of Trustees (the “Board”), and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the borrower/issuer;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the borrower/issuer, or the financial condition of the country of issue;
6)	the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
9)	the coupon payments;

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
12)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
13)	borrower’s/issuer’s competitive position within the industry;
14)	borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
15)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Cash and Cash Equivalents
Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength or First Trust International. The percentage of each Fund’s net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Futures Contracts
First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
F. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Affiliated Transactions
First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
Amounts relating to these investments in First Trust Multi Income at December 31, 2022, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2022	Value at 12/31/2021	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2022	Dividend Income
First Trust Institutional Preferred Securities and Income ETF	124,159	$657,696	$ 1,855,596	$ (28,162)	$ (271,014)	$ (2,844)	$2,211,272	$ 101,461
First Trust Limited Duration Investment Grade Corporate ETF	52,249	—	978,268	—	(2,779)	—	975,489	639
First Trust Long Duration Opportunities ETF	500	13,881	—	—	(2,938)	—	10,943	200
First Trust Low Duration Opportunities ETF	24,750	1,917,116	426,195	(1,077,750)	(40,362)	(51,802)	1,173,397	33,024
First Trust Preferred Securities and Income ETF	42,212	1,954,418	154,640	(1,270,634)	(252,255)	122,993	709,162	35,753
First Trust Senior Loan ETF	104,587	6,030,876	543,022	(1,464,907)	(333,845)	(111,612)	4,663,534	250,463
First Trust Tactical High Yield ETF	64,981	3,376,727	846,259	(938,065)	(587,388)	(167,173)	2,530,360	225,422
		$13,950,714	$4,803,980	$(4,779,518)	$(1,490,581)	$(210,438)	$12,274,157	$646,962

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2022, and for the fiscal year then ended are:
Security Name	Shares at 12/31/22	Value at 12/31/21	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/22	Dividend Income
First Trust BICK Index Fund	—	$ —	$268,598	$ (268,286)	$ —	$ (312)	$ —	$418
First Trust Brazil AlphaDEX® Fund	45,602	—	504,289	—	(26,836)	—	477,453	4,642
First Trust Chindia ETF	—	—	266,946	(229,085)	—	(37,861)	—	328
First Trust Consumer Discretionary AlphaDEX® Fund	—	6,061,370	137,681	(5,344,429)	(1,589,432)	734,810	—	6,759
First Trust Developed Markets ex-US AlphaDEX® Fund	25,624	829,647	720,085	(157,726)	(156,145)	(12,827)	1,223,034	15,996
First Trust Dow Jones Global Select Dividend Index Fund	—	—	321,050	(253,595)	—	(67,455)	—	9,647
First Trust Emerging Markets AlphaDEX® Fund	57,921	861,981	672,974	(172,228)	(133,587)	(11,061)	1,218,079	43,922
First Trust Energy AlphaDEX® Fund	67,764	—	7,506,323	(6,334,127)	(39,303)	25,194	1,158,087	84,364
First Trust Enhanced Short Maturity ETF	390,000	—	47,796,793	(24,654,585)	31,200	8,192	23,181,600	265,460
First Trust Eurozone AlphaDEX® ETF	—	330,556	7,662	(305,921)	9,963	(42,260)	—	—
First Trust Germany AlphaDEX® Fund	—	320,851	7,367	(280,410)	(47,978)	170	—	—
First Trust India NIFTY 50 Equal Weight ETF	10,709	323,175	261,968	(84,745)	(39,749)	7,013	467,662	20,608
First Trust Industrials/Producer Durables AlphaDEX® Fund	22,335	6,234,946	3,225,581	(6,834,402)	(916,770)	(558,879)	1,150,476	33,088
First Trust Japan AlphaDEX® Fund	11,774	—	501,640	—	(1,716)	—	499,924	1,925
First Trust Latin America AlphaDEX® Fund	28,902	—	574,059	(49,323)	(34,090)	(5,959)	484,687	15,219
First Trust Materials AlphaDEX® Fund	18,413	—	7,709,815	(5,543,197)	(39,404)	(1,011,570)	1,115,644	54,339
First Trust Mid Cap Core AlphaDEX® Fund	14,492	—	9,000,830	(6,974,067)	(62,171)	(691,760)	1,272,832	41,563
First Trust Mid Cap Growth AlphaDEX® Fund	—	6,436,187	143,265	(5,628,675)	(45,125)	(905,652)	—	—
First Trust Mid Cap Value AlphaDEX® Fund	29,652	6,072,655	3,589,212	(7,393,226)	(106,476)	(888,019)	1,274,146	60,815
First Trust Nasdaq Food & Beverage ETF	42,766	—	7,795,620	(6,116,292)	10,264	(532,772)	1,156,820	36,054
First Trust Nasdaq Oil & Gas ETF	43,064	6,522,412	2,895,656	(9,837,869)	317,306	1,306,564	1,204,069	122,205
First Trust Nasdaq Transportation ETF	—	6,112,724	143,369	(5,458,312)	(1,590,367)	792,586	—	—
First Trust NASDAQ-100-Technology Sector Index Fund	—	6,237,623	137,390	(5,024,505)	(1,909,528)	559,020	—	—
First Trust Small Cap Growth AlphaDEX® Fund	—	6,530,802	146,560	(5,714,692)	(1,760,010)	797,340	—	—
First Trust Small Cap Value AlphaDEX® Fund	28,106	—	9,113,200	(6,955,309)	(44,739)	(847,870)	1,265,282	45,351
First Trust Switzerland AlphaDEX® Fund	9,175	343,978	488,038	(265,952)	(63,896)	1,356	503,524	823
First Trust United Kingdom AlphaDEX® Fund	—	347,142	54,448	(291,885)	(1,091)	(108,614)	—	6,935
		$53,566,049	$103,990,419	$(110,172,843)	$(8,239,680)	$(1,490,626)	$37,653,319	$870,461

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
I. Dividends and Distributions to Shareholders
Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the tax year ended December 31, 2022 have been reclassified at year end to reflect the following:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Dow Jones	$ —	$ —	$ —
First Trust Multi Income	201,404	(200,951)	(453)
First Trust Dorsey Wright	—	—	—
First Trust Capital Strength	10,907	—	(10,907)
First Trust International	10,005	(4,314)	(5,691)
Accumulated distributable earnings (loss) on the Statements of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 67,241,853	$ 64,518,901	$ —
First Trust Multi Income	1,102,314	568,454	—
First Trust Dorsey Wright	4,400,647	3,930,784	—
First Trust Capital Strength	550,585	86,870	—
First Trust International	37,960	19,134	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 9,875,004	$ 7,903,634	$ —
First Trust Multi Income	833,738	—	—
First Trust Dorsey Wright	399,154	1,641,616	—
First Trust Capital Strength	2,746,842	158,610	—
First Trust International	270,626	139,411	—

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
As of December 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$ 1,022,064	$ 15,461,571	$ (16,295,015)
First Trust Multi Income	35,147	1,201,528	(244,986)
First Trust Dorsey Wright	73,926	(2,809,590)	(1,287,369)
First Trust Capital Strength	—	(3,045,004)	2,723,439
First Trust International	—	(570,289)	(38,676)
J. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021 and 2022 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. The taxable years ended 2020, 2021 and 2022 remain open to federal and state audit for First Trust Capital Strength and First Trust International. As of December 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.
Non-Expiring Capital Loss Carryforward
First Trust Dow Jones	$ —
First Trust Multi Income	—
First Trust Dorsey Wright	2,809,590
First Trust Capital Strength	3,045,004
First Trust International	570,289

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$ 915,084,900	$ 65,360,007	$ (81,655,022)	$ (16,295,015)
First Trust Multi Income	36,878,946	2,538,972	(2,783,962)	(244,990)
First Trust Dorsey Wright	48,605,029	127,239	(1,414,608)	(1,287,369)
First Trust Capital Strength	82,532,413	5,495,844	(2,772,405)	2,723,439
First Trust International	5,734,218	289,345	(328,049)	(38,704)
K. Expenses
Each Fund will pay all expenses directly related to its operations.
Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.
First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, and First Trust International, 0.35% of the average daily net assets for First Trust Dorsey Wright, and 0.50% of the average daily net assets for First Trust Capital Strength. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund.
In addition, First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund’s investments in other investment companies (“acquired fund fees and expenses”). The total of net expenses and acquired fund fees and expenses represents each Fund’s total net annual operating expenses.
First Trust Multi Income and First Trust have retained Energy Income Partners, LLC (“EIP”) and Stonebridge Advisors LLC (“Stonebridge”) (collectively, the “Sub-Advisors”), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income’s investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income’s investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income’s investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income’s investment portfolio.
For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust’s waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund’s average daily net assets allocated to Stonebridge.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.
First Trust has agreed to waive fees and/or pay First Trust Dow Jones’, First Trust Multi Income’s and First Trust International’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of each Fund’s average daily net assets per year at least until May 1, 2024. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright’s expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2024. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2024.
Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived or expenses reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in “Expenses previously waived or reimbursed” on the Statements of Operations.
The advisory fee waivers and expense reimbursements for the year ended December 31, 2022, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2022, are included in the table below.
			Fees Waived or Expenses Borne by First Trust Subject to Recovery
	Fees Waived	Expenses Reimbursed	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2022	Total
First Trust Dow Jones	$ —	$ —	$ —	$ —	$ 15,254	$ 15,254
First Trust Multi Income	203,330	—	174,191	216,153	203,330	593,674
First Trust Dorsey Wright	190,304	46,239	264,357	301,093	236,543	801,993
First Trust Capital Strength	118,374	—	154,126	147,773	118,374	420,273
First Trust International	27,887	148,769	184,650	188,132	176,656	549,438
During the year ended December 31, 2022, First Trust recovered $150,233 in fees that were previously waived or reimbursed in First Trust Dow Jones.
First Trust agreed to waive fees in the amount of 0.37% of the First Trust Multi Income’s average daily net assets through May 1, 2023. During the year ended December 31, 2022, First Trust reimbursed First Trust Multi Income $141,760 of fees that are not subject to recovery.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as each Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
The Bank of New York Mellon (“BNYM”) serves as First Trust Dow Jones’, First Trust Multi Income’s, First Trust Capital Strength’s, and First Trust International’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds’ books of account, records of the Funds’ securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
Brown Brothers Harriman & Co. (“BBH”) serves as First Trust Dorsey Wright’s administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund’s assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions for First Trust Dow Jones were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Sales:
Class I	3,590,571	$ 49,301,276	3,227,788	$ 51,413,338
Class II	9,992	125,672	11,674	189,415
Total Sales	3,600,563	$ 49,426,948	3,239,462	$ 51,602,753
Dividend Reinvestment:
Class I	10,887,598	$ 131,536,646	1,110,777	$ 17,747,847
Class II	18,494	224,108	1,920	30,791
Total Dividend Reinvestment	10,906,092	$ 131,760,754	1,112,697	$ 17,778,638
Redemptions:
Class I	(6,602,723)	$ (90,278,746)	(5,770,010)	$ (91,298,447)
Class II	(4,150)	(55,833)	(8,163)	(125,208)
Total Redemptions	(6,606,873)	$ (90,334,579)	(5,778,173)	$ (91,423,655)
Capital transactions for First Trust Multi Income were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Sales:
Class I	498,581	$ 5,865,419	596,837	$ 7,288,406
Class II	1	11	3,639	45,110
Total Sales	498,582	$ 5,865,430	600,476	$ 7,333,516
Dividend Reinvestment:
Class I	151,056	$ 1,663,388	68,085	$ 829,833
Class II	670	7,380	320	3,905
Total Dividend Reinvestment	151,726	$ 1,670,768	68,405	$ 833,738

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Redemptions:
Class I	(507,883)	$ (5,890,139)	(298,846)	$ (3,605,993)
Class II	(1,808)	(20,105)	(11)	(141)
Total Redemptions	(509,691)	$ (5,910,244)	(298,857)	$ (3,606,134)
Capital transactions for First Trust Dorsey Wright were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Sales:
Class I	378,561	$ 4,751,605	1,304,611	$ 19,478,760
Class II	4,874	66,397	52,669	771,633
Total Sales	383,435	$ 4,818,002	1,357,280	$ 20,250,393
Dividend Reinvestment:
Class I	762,186	$ 8,220,598	137,838	$ 2,030,687
Class II	10,364	110,833	689	10,083
Total Dividend Reinvestment	772,550	$ 8,331,431	138,527	$ 2,040,770
Redemptions:
Class I	(1,141,990)	$ (14,816,981)	(582,499)	$ (8,606,179)
Class II	(16,542)	(213,036)	(1,720)	(25,338)
Total Redemptions	(1,158,532)	$ (15,030,017)	(584,219)	$ (8,631,517)
Capital transactions for First Trust Capital Strength were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Sales:
Class I	3,256,626	$ 41,033,791	3,080,376	$ 41,264,985
Class II	45,798	571,496	42,347	572,976
Total Sales	3,302,424	$ 41,605,287	3,122,723	$ 41,837,961
Dividend Reinvestment:
Class I	50,788	$ 622,719	205,028	$ 2,838,606
Class II	1,200	14,736	4,829	66,846
Total Dividend Reinvestment	51,988	$ 637,455	209,857	$ 2,905,452
Redemptions:
Class I	(688,055)	$ (8,809,025)	(391,970)	$ (5,142,229)
Class II	(17,145)	(220,263)	(7,987)	(109,898)
Total Redemptions	(705,200)	$ (9,029,288)	(399,957)	$ (5,252,127)

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
Capital transactions for First Trust International were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Sales:
Class I	297,294	$ 3,339,095	148,750	$ 2,113,339
Class II	14,642	168,582	7,964	101,201
Total Sales	311,936	$ 3,507,677	156,714	$ 2,214,540
Dividend Reinvestment:
Class I	4,353	$ 44,922	23,051	$ 303,060
Class II	1,179	12,172	8,106	106,977
Total Dividend Reinvestment	5,532	$ 57,094	31,157	$ 410,037
Redemptions:
Class I	(58,466)	$ (649,249)	(39,659)	$ (567,847)
Class II	(1,171)	(12,492)	(239)	(3,315)
Total Redemptions	(59,637)	$ (661,741)	(39,898)	$ (571,162)
5. Purchases and Sales of Securities
For the fiscal year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 672,361,289	$ 710,428,753
First Trust Multi Income	19,457,994	18,075,034
First Trust Dorsey Wright	118,871,515	126,955,672
First Trust Capital Strength	123,288,656	90,723,751
First Trust International	6,157,639	3,491,497

For the fiscal year ended December 31, 2022, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 451,496,847	$ 432,092,225
First Trust Multi Income	789,496	776,924
First Trust Dorsey Wright	—	—
First Trust Capital Strength	—	—
First Trust International	—	—
6. Derivative Transactions
The following table presents the type of derivatives held by First Trust Dow Jones at December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International did not hold any derivative instruments as of December 31, 2022.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 8,656	Unrealized depreciation on futures contracts*	$ (4,367)
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$4,804,496
Net change in unrealized appreciation (depreciation) on futures contracts	117,954
During the fiscal year ended December 31, 2022, the notional value of futures contracts opened and closed were 84,516,454 and 124,755,000, respectively.
First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
7. 12b-1 Service Plan
The Trust has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.
First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners’ accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund’s Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund’s Class I shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.
During the year ended December 31, 2022, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust’s Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.
8. Borrowings
The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. The borrowing rate is the applicable Term SOFR rate plus 125 basis points. Prior to January 28, 2022, the borrowing rate was the applicable LIBOR rate plus 125 basis points. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the “Commitment fees” line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2022.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2022
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Variable Insurance Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio, and First Trust International Developed Capital Strength Portfolio (the “Funds”), each a series of the First Trust Variable Insurance Trust, including the portfolios of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust/Dow Jones Dividend & Income Allocation Portfolio	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
First Trust Multi Income Allocation Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Capital Strength Portfolio	For the years ended December 31, 2022, 2021, and for the period from May 1, 2020 (commencement of operations) through December 31, 2020
First Trust International Developed Capital Strength Portfolio
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 15, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year  ended December 31, 2022, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust/Dow Jones Dividend & Income Allocation Portfolio	29.14%
First Trust Multi Income Allocation Portfolio	65.60%
First Trust Dorsey Wright Tactical Core Portfolio	15.95%
First Trust Capital Strength Portfolio	89.31%
First Trust International Developed Capital Strength Portfolio	0.00%
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended December 31, 2022, the below Funds designated long-term capital gain distributions in the following amounts:
Long-Term Capital Gain Distributions
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$64,518,901
First Trust Multi Income Allocation Portfolio	568,454
First Trust Dorsey Wright Tactical Core Portfolio	3,930,784
First Trust Capital Strength Portfolio	86,870
First Trust International Developed Capital Strength Portfolio	19,134
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2022, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust International Developed Capital Strength Portfolio	$119,793	$0.21	$11,762	$0.02
Licensing Information
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
COMPOSITE AVERAGETM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM to track general market performance. S&P Dow Jones Indices’ only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM are determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The First Trust Dorsey Wright Tactical Core Portfolio (the “Portfolio”) is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC or its affiliates (“Licensor”).  Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio.  Licensor’s only relationship to First Trust Advisors L.P. (“First Trust”) is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core IndexTM which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core IndexTM.  Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash.  Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN.  LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.
First Trust does not guarantee the accuracy and/or the completeness of The Capital Strength IndexSM and/or The International Capital Strength IndexSM (together, the “Indexes”) or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.
The First Trust Capital Strength Portfolio and the First Trust International Capital Strength Portfolio (the “Capital Strength Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
ASSET-BACKED SECURITIES RISK.  Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities,

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying ETF.
BANK LOANS RISK.  Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying ETF holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the underlying ETF to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK.  Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying ETF is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying ETF would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the underlying ETF’s income.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
COUNTERPARTY RISK. Underlying fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. An underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOANS RISK.  Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an underlying ETF’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security held by an underlying ETF may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in an underlying ETF’s portfolio. An underlying ETF’s net asset value could decline if a currency to which an underlying ETF has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such an underlying ETF may change quickly and without warning.
CYBER SECURITY RISK. A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although a Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK.  Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. A Fund’s investment in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect a Fund’s performance.
EMERGING MARKETS RISK. A Fund may invest in ETFs that hold investments in securities issued by emerging market governments and companies operating in emerging market countries. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY INFRASTRUCTURE COMPANIES RISK. Energy infrastructure companies, including MLPs and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies.
Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.
EQUITY SECURITIES RISK.  The value of an underlying ETF’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF RISK.  A Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as certain structural risks, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
EUROPE RISK. A Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing an underlying ETF to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. To the extent an underlying ETF invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the underlying ETF needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as an underlying ETF, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for a Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. A Fund may invest in ETFs that hold debt securities. An underlying ETF’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the ETF otherwise needs to purchase additional debt securities.
INDEX CONCENTRATION RISK. A Fund that tracks an index will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that a Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
INDEX REBALANCE RISK. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Index, a Fund may own a significant number of the outstanding shares of ETFs included in a Fund. Any such ETF may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell shares of certain ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of the Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances may also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline.

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
INFLATION-INDEXED SECURITIES RISK. Inflation-indexed debt securities, such as TIPS, are subject to the same risks as other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. Although the holders of TIPS receive no less than the par value of the security at maturity, if a Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested and incur a loss.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in an underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
JAPAN RISK. A Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000 Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
LIBOR TRANSITION RISK. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began on January 1, 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates will continue until at least mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on an underlying ETP or on certain instruments in which an underlying ETP invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many of the floating rate instruments held by an underlying ETP. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
LIQUIDITY RISK. A Fund, and certain underlying ETFs, may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, a Fund, and certain underlying ETFs, may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which a Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
LOW VOLATILITY RISK. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices when market volatility is high. Low volatility stocks also may not protect against market declines.
MANAGEMENT RISK. A Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments.
For example, the coronavirus disease 2019 (COVID-19) global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a Fund’s shares may widen.
MLP RISK. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
MLP TAX RISK. A Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which a Fund has no control. The benefit a Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of a Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by a Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, a Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by a Fund for tax purposes upon the sale of

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First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MOMENTUM INVESTING RISK. A Fund employs a “momentum” style of investing that emphasizes selecting stocks that have had higher recent price performance compared to other stocks. Momentum can change quickly and stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of a Fund may suffer.
MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying ETF more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by a Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying ETF’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
MUNICIPAL SECURITIES RISK. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by a Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by a Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by a Fund to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of a Fund.
NON-AGENCY SECURITIES RISK. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
NON-CORRELATION RISK. A Fund’s return may not match the return of the Index for a number of reasons. A Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. A Fund is classified as “non-diversified” under the 1940 Act. As a result, a Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
by the Internal Revenue Code of 1986, as amended. A Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. A Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although a Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. A Fund that tracks an index is not actively managed. A Fund invests in securities included in or representative of the Index regardless of investment merit. A Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, a Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying ETF may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying ETF to change.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a Fund will generally decline when investors anticipate or experience rising interest rates.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder an underlying ETF’s ability to reprice credit risk associated with a particular borrower and reduce an underlying ETF’s ability to

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If an underlying ETF holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of an underlying ETF to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TBA TRANSACTIONS RISK. Certain ETFs in which a Fund may invest may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase an underlying ETF’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose an underlying ETF to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.
VALUATION RISK. A Fund or an underlying ETF may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund or an underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or an underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund or an underlying ETF at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Board of Trustees and Officers
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	222	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	222	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	222	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	222	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	222	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	222	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Variable Insurance Trust
December 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
First Trust Multi Income Allocation Portfolio
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
First Trust/Dow Jones Dividend & Income Allocation Portfolio
First Trust Multi Income Allocation Portfolio
First Trust Capital Strength Portfolio
First Trust International Developed Capital Strength Portfolio
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
First Trust Dorsey Wright Tactical Core Portfolio
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $127,938 for the fiscal year ended December 31, 2021 and $140,250 for the fiscal year ended December 31, 2022.

Audit Fees (Investment Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Audit Fees (Distributor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Audit Fees (Investment Sub-Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Audit-Related Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Audit-Related Fees (Investment Sub-Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(c) Tax Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $27,048 for the fiscal year ended December 31, 2021 and $57,000 for the fiscal year ended December 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Tax Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Tax Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(d) All Other Fees (Registrant) — The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

All Other Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

All Other Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

All Other Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2021 were $27,048 for the registrant, $16,500 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for the registrant’s investment sub-advisor, and for the fiscal year ended December 31, 2022 were $57,000 for the registrant, $0 for the registrant’s investment advisor, $0 for the registrant’s distributor and $0 for the registrant’s investment sub-advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Variable Insurance Trust
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 28, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 28, 2023

* Print the name and title of each signing officer under his or her signature.